The American Funds Group(r)

SMALLCAP WORLD FUND
[photograph of two men examining some equipment]
2000 ANNUAL REPORT for the year ended September 30

[photograph of two men looking at an airplane propeller]
A Decade of Research Around The World
[photograph of a man and a woman walking down a street]


SMALLCAP World Fund(r) is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

SMALLCAP seeks long-term growth of capital through investments in smaller companies in the United States and around the world.


INVESTMENT HIGHLIGHTS
Total returns for periods ended September 30, 2000, with all distributions reinvested

                               SMALLCAP        Salomon Smith        S&P 500       MSCI
                               World Fund      Barney World         Index         EAFE Index
                                               Smallcap Index
Twelve months                  +38.4%          +13.0%               +13.2%        +3.4%

Five years                     +124.3          +47.0                +166.3        +53.0

Ten years                      +437.3          +178.4               +488.3        +158.3

Since fund's inception         +372.5          +148.3               +454.6        +125.1
on April 30, 1990

Average annual compound        +16.1           +9.1                 +17.9         +8.1
return since inception

The Salomon Smith Barney World Smallcap Index tracks about 5,000 publicly traded stocks in 23 countries with market capitalizations between $100 million and $1.5 billion; this is essentially the same universe in which SMALLCAP World Fund Invests. Standard & Poor's 500 Composite Index tracks 500 large, primarily U.S. stocks. The Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far East) Index tracks large-company stocks in all major markets outside North America.


OUR 10 MOST SUCCESSFUL HOLDINGS
For holdings owned throughout the fiscal year ended 9/30/00

VA Linux Systems (U.S.; computer software)                      +1,098.2%
CoSine Communications (U.S.;computer networking)                +1,088.9
CIMA LABS (U.S.; drug delivery systems)                         +643.7
Protein Design Labs (U.S.; biotechnology)                       +567.1
COR Therapeutics (U.S.; biotechnology)                          +555.9
Micronic Laser Systems (Sweden; electronic equipment)           +549.5
Vertex Pharmaceuticals (U.S.; biotechnology)                    +444.1
Baltimore Technologies (U.K.; computer security)                +429.3
AVANT Immunotherapeutics (U.S.; biotechnology)                  +408.8
LifePoint Hospitals (U.S.; health care facilities)              +308.6


OUR 10 LEAST SUCCESSFUL HOLDINGS
For holdings owned throughout the fiscal year ended 9/30/00

Senshukai (Japan; catalog and Internet retailing)                        -66.5%
Shop At Home (U.S.; cable TV and Internet retailing)                     -72.9
FortuneCity.com (U.S.; Internet site operator)                           -75.4
Chapters Online (Canada; online retailer)                                -77.0
Profit Recovery Group (U.S.; collection services)                        -77.9
Scotia Holdings (U.K.; biotechnology)                                    -86.9
CINAR (Canada; television programming)                                   -90.1
Women First HealthCare (U.S.; health care products)                      -92.9
Miadora (U.S.; online jewelry retailer)                                  -98.6
Kafus Industries (Canada; paper and forest products)                     -99.1

Both lists measured by change in stock price during the fiscal year, excluding dividends.

All market indexes cited in this report are unmanaged and include reinvestment of all distributions. Fund results were computed for Class A shares at net asset value (without a sales charge) unless otherwise indicated; please see page 3 for Class A and B share results with relevant sales charges deducted. Lipper rankings do not include the effect of sales charges.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.




FELLOW SHAREHOLDERS:

This report marks an anniversary of sorts - the end of SMALLCAP World Fund's 10th full fiscal year of operations. Of the years we've experienced over that decade, this was surely among the most volatile. From September through early March, technology, media and telecommunications stocks soared to unprecedented heights. Since then, most have fallen back toward earth.

SMALLCAP's results for the fiscal year ended September 30 clearly reflect this dichotomy. Up 56.3% in the first half, the fund fell 11.4% in the second half. The full fiscal year saw a 38.4% positive total return if you reinvested the dividend of 1.5 cents a share and capital gain distribution of 60.5 cents a share paid last December.


[Begin Sidebar]
Where are SMALLCAP's holdings located?

Geographical distribution of net assets on September 30, 2000

THE AMERICAS                                        53.1%
United States                          47.5%
Canada                                 2.9
Brazil                                 1.6
Mexico                                 .9
Other Latin America                    .2

EUROPE                                              21.0%
United Kingdom                         6.6%
Sweden                                 3.2
Germany                                2.5
France                                 2.3
Denmark                                1.0
Ireland                                .8
Netherlands                            .7
Finland                                .6
Norway                                 .5
Switzerland                            .5
Belgium                                .5
Other Europe                           1.8

ASIA/PACIFIC                                         14.9%
Japan                                  6.1%
Singapore                              2.3
Hong Kong                              1.7
Australia                              1.4
Taiwan                                 1.2
India                                  .8
New Zealand                            .5
Other Asia                             .9

OTHER COUNTRIES                                      2.6%

CASH & EQUIVALENTS                                   8.4%

TOTAL                                                100.0%

[End Sidebar]


Your fund's gain was well ahead of all relevant benchmarks, as shown in the Investment Highlights table on the opposite page. In fact, it was almost triple the results of our global small-company universe. Yet uncharacteristically, it was also more volatile than these unmanaged indexes - up further through March, down a bit more since then. Relative to other global small-company mutual funds (Class A shares), results through September 30 were respectable - in the top 47% (six of 13) over the past 12 months, according to Lipper Inc. - though over longer periods we've done much better. For five years, the fund was in the top 25% (two of eight), while over 10 years we were first among five similar funds.

Looking geographically, the U.S. stock market did substantially better than most. Asia, in fact, was down for the year, while Europe was up marginally. Israel, Canada, Finland and Brazil were the four strongest markets, although the United States supplied eight of the fund's 10 best stocks; the Philippines, Thailand, Greece and Indonesia were among the weakest.


REAP WHAT YOU HAVE SOWN

Our best stocks for the year - technology holdings, by and large - made their mark in the first half. The fund has had substantial exposure to technology over the past few years, so it reaped the year's early rewards. But then the harvest wilted before our eyes. From March to May, as the Internet bubble burst, it was not uncommon to see technology stocks drop 30% or more, with many Internet firms - few of which we owned - cascading 80% to 90% lower. We had sold some tech holdings before the deluge to take advantage of the high prices, but we clearly didn't sell enough. Many of our technology holdings rebounded strongly from May to August, but then headed down again in September and October.

Another area that did exceptionally well for the fund was biotechnology, placing four stocks among our 10 best. You may have read about the recent completion of the first map of the human genome, the complex strands of DNA that define who we are. While commercial applications are still years away, some of our holdings benefited from the vast amounts of capital this work has attracted. Other firms producing specialized medicines or treatments benefited from significant clinical headway.

With oil prices rising, energy holdings were very strong as well. Early in the year, we added a number of small U.S. and Canadian oil and gas producers to our existing holdings. We didn't expect energy prices to turn so quickly, but we were there when they did.


NOT EVERY DECISION WAS BRILLIANT

With a portfolio as large as ours, every year we are also reminded of decisions that didn't work out quite so well. Last year at this time we wrote about our move into Japanese technology stocks - a highly profitable move at first. Unfortunately, the economy hasn't recovered as quickly as anticipated. More discouraging, many promised economic reforms have languished. When the Japanese market again headed south mid-year, we began reducing our exposure.

Elsewhere in Asia, the story was much the same. Fears that the economy might relapse caused stock prices throughout the region to falter. While stock prices again offer reasonable value, we would like to see a renewed commitment to profitability, cost control and debt restructuring before diving in too deeply.


BOUGHT AND SOLD

We make investment decisions company by company, rather than industry by industry or region by region. That often makes it difficult to generalize about the actions we have taken on your behalf. During this period, though, our strategy was fairly simple: We lightened our high exposure to technology stocks, we moved money out of the U.S., and we raised cash levels moderately.

With growth slowing in certain technology sectors - signaled by earnings disappointments at Intel and Ericsson, among others - we greatly reduced our semiconductor and semiconductor-equipment holdings and sold a number of telecommunications equipment stocks as well.

We've been putting this money to use in an eclectic group of reasonably valued smaller companies, many of which are based outside the U.S. Some of these stocks had fallen sharply in price and now appear to offer solid long-term value; others have simply been overlooked in the technology gold rush.


[Begin Sidebar]
15 STOCKS THAT MADE A DIFFERENCE

Stock                       Description               Period Owned             Annualized
                                                                               Rate
                                                                               of Return
CoSine                      U.S.; computer            9/15/99 - 9/30/00         977%
Communications              networking

VA Linux Systems            U.S.; computer            6/18/99 - 9/30/00         641
                            software

EM.TV &                     Germany; media            3/20/98 - 7/30/99         616
Merchandising

Scient                      U.S.; Internet            6/5/98 - 9/30/00          395
                            services

Baltimore                   U.K.; computer            5/28/99 - 9/30/00         351
Technologies                security

America Online              U.S.; online              2/4/94 - 10/20/95         191
                            services

PMC-Sierra                  U.S.;                     12/6/96 - 11/19/99        153
                            semiconductors

Liberty Media               U.S.; cable               2/28/91 - 9/23/94         153
                            television

Newcourt Credit Group       Canada; financial         1/5/96 - 1/23/98          115
                            services

Tellabs                     U.S.; telecom             5/11/90 - 3/3/95          73
                            products

Wisconsin Central           U.S.; railroad            5/24/91 - 12/20/96        69

Infinity                    U.S.; radio               1/31/92 - 3/29/96         64
Broadcasting

Fairfax Financial           Canada; financial         8/21/92 - 8/29/97         62
                            services

OM Gruppen                  Sweden; financial         5/31/95 - 9/30/00         50
                            services

Adelphia                    U.S.; cable               5/8/92 - 6/25/99          43
Communications              television

These stocks were (and in some cases still are) among the fund's largest holdings and also experienced significant price changes. The annualized rate of return shows the gain, on an annualized basis, over the full period of ownership (or through September 30, 2000 if the fund still owned the stock), taking into account purchases, sales and other transactions such as stock splits.
[end sidebar]


We mentioned our purchases of small oil and gas exploration and production companies earlier. We also bought insurance stocks, where the pricing cycle has turned positive after nearly a decade of intense price competition, and a smattering of specialty chemical, education and consumer companies. And, strange as it may seem, we added a number of Internet companies whose stocks had collapsed. To mitigate the risks, we bought a large basket of companies which should have enough cash to see them through to profitability. Names you might recognize include Ask Jeeves, GoTo.com and Travelocity.com.


LOOKING AHEAD

By the time you receive this report, a new American president will have been elected. Quite often, the first year of a presidential cycle is a time of great uncertainty in the financial markets. Add to that a backdrop of rising interest rates, soaring energy prices and an unstable European currency, and you can clearly see the next year could be a treacherous one. In addition, since the March technology rout, investors have been desperately searching for new market leadership. None has emerged, nor is likely to, for some time.

We say this not to unsettle you, but to remind you that the stock market is simply a reflection of current beliefs about the future. That worldview has been dominated in recent years by a small group of highly valued stocks, in which many investors are now losing confidence. Yet the rest of the stock market - including many small-company stocks - offers fairly good value.

The old story line - that consolidation would leave a few world-beating giants who crush small companies in their wake -is being rewritten, as it has been each time big companies threaten to dominate the world economy. Consolidation has again progressed to the point where the best talent is leaving the largest companies to start smaller competitors. So the cycle begins again, and this time the resurgence of smaller companies is happening on a global scale.

It's all a matter of perspective, really. If you focus on what may happen next year - as many investors do - the scenario may concern you. But if you look five or 10 years out, as we do, you see instead the opportunities being created in small offices, laboratories and garages around the world.


LOOKING BACK

Given the milestone we recently passed, it is only fitting to end our comments with a review of the past decade. Ten years can encompass considerable change in any business, but perhaps especially so in the investment business - because we analyze virtually every industry throughout the world.

If you look at how SMALLCAP's portfolio has evolved over the years, it clearly reflects those changes. Early on, cellular phones - today called "wireless handsets" - were the most significant part of the portfolio. Then cable television took the lead, followed by semiconductor stocks.

Another thread would show that the portfolio today is more global than ever. When we introduced SMALLCAP in April 1990, we expected that at least 50% of the portfolio would always be invested in the United States. We've been below that level for over a year now, as stock exchanges like Japan's Jasdaq, Korea's Kosdaq and Germany's Neuer Markt have paved the way for better access to small-company stocks around the world. Private placements - investments made before a company goes public - have also made a meaningful difference; indeed, the two best stocks for the past year - VA Linux and CoSine - were both originally venture capital investments.

Simplifying the investment landscape in this way helps us point out trends, but it ultimately misses the point. We don't invest in industries or countries or trends; we invest in businesses. Some of our best individual stocks don't fall into any category we've mentioned, as you can see in the table on the opposite page.

How do we find these companies? It's no secret. We hire bright, talented analysts - many of whom have worked previously in the industries they cover - and let them do what they do best. One aspect of this approach unique to SMALLCAP World Fund is the Small Company Research Team. An article about this talented group of individuals follows this letter. We hope it helps you understand one of the most important factors in our success.

Cordially,

/s/ Gordon Crawford
Gordon Crawford
Chairman of the Board

/s/ Gregory W. Wendt
Gregory W. Wendt
President

November 16, 2000



[begin mountain chart]
THE VALUE OF A LONG-TERM PERSPECTIVE

This chart shows how a $10,000 investment in SMALLCAP World Fund's Class A shares grew from April 30, 1990 - the fund's inception - through September 30, 2000, the end of the fund's latest fiscal year.

As you can see, that $10,000 would have grown to $44,532 even after deducting the maximum 5.75% sales charge. (Sales charges are lower for accounts of $25,000 or more.) This is significantly more than the $24,828 generated by the unmanaged Salomon Smith Barney World Smallcap Index, which tracks about 5,000 small-company stocks around the world with market capitalizations (price per share multiplied by number of shares outstanding) between $100 million and $1.5 billion. These are virtually the same parameters we use when selecting stocks for the fund's portfolio.

THERE ARE TWO WAYS TO INVEST IN SMALLCAP WORLD FUND. CLASS A SHARES ARE SUBJECT TO A 5.75% MAXIMUM UP-FRONT SALES CHARGE THAT DECLINES FOR ACCOUNTS OF $25,000 OR MORE. CLASS B SHARES, WHICH ARE NOT AVAILABLE FOR CERTAIN EMPLOYER-SPONSORED RETIREMENT PLANS, HAVE NO UP-FRONT CHARGE. THEY ARE, HOWEVER, SUBJECT TO ADDITIONAL EXPENSES OF APPROXIMATELY 0.75% A YEAR OVER THE FIRST EIGHT YEARS OF OWNERSHIP. IF REDEEMED WITHIN SIX YEARS, THEY MAY ALSO BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (5% MAXIMUM) THAT DECLINES OVER TIME.

$44,532(1)
SMALLCAP World Fund

$24,828
Salomon Smith Barney
World Smallcap Index

$13, 475.56(2)
Consumer Price Index

$10,000
original investment

Year Ended       SMALLCAP       Salomon Smith Barney      Consumer Price          Original
September 30     World Fund     World Smallcap Index      Index (inflation)       Investment
1990 #           $8,288         $8,919                    $10,295                 $10,000
1991             $11,307        $11,210                   $10,644                 $10,000
1992             $11,640        $10,999                   $10,962                 $10,000
1993             $15,418        $14,336                   $11,257                 $10,000
1994             $16,744        $15,390                   $11,590                 $10,000
1995             $19,856        $16,888                   $11,885                 $10,000
1996             $22,877        $18,899                   $12,242                 $10,000
1997             $28,689        $21,443                   $12,506                 $10,000
1998             $22,749        $17,195                   $12,692                 $10,000
1999             $32,172        $21,965                   $13,026                 $10,000
2000             $44,532        $24,828                   $13,476                 $10,000


# For the period April 30, 1990 (when the fund began operations) through September 30, 1990.
(1) This figure, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425.
(2) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.



AVERAGE ANNUAL COMPOUND RETURNS ON A $1,000 INVESTMENT (FOR PERIODS ENDED SEPTEMBER 30, 2000)

                                                     10 years      5 years      12 months

CLASS A SHARES
reflecting 5.75% maximum sales charge                +17.61%       +16.15%      +30.48%

CLASS B SHARES*
reflecting 5% maximum contingent deferred             -             -           -19.18%*
sales charge (payable only if shares are
sold)
not reflecting this charge                            -             -           -14.92%*

Results assume reinvestment of all distributions. Past results are not predictive of future results.

* Not offered before March 15, 2000, so figures shown are for the period March 15 to September 30, 2000. Results are not annualized.

[end mountain chart]




THE SMALL COMPANY RESEARCH TEAM:
A DECADE OF RESEARCH AROUND THE WORLD

[photograph of two men walking]

When we launched SMALLCAP World Fund in April 1990, we embarked on a then-unproven quest - to successfully manage a large, global portfolio of small-company stocks.

Most small-company mutual funds, as they grow larger, tend to own ever-bigger stocks. We wanted to make sure that wouldn't happen, and indeed it hasn't:
SMALLCAP is now 20 times its original size, yet the average size of the fund's holdings has remained remarkably consistent.

Accomplishing such a feat has taken a disciplined approach to selling. We've also been helped by the unique management style practiced by all of the American Funds: the multiple portfolio counselor system. Under this system, a number of portfolio counselors - seven, in SMALLCAP's case - manage segments of each fund independently. With SMALLCAP, you essentially own a portion of seven separately managed portfolios.


PUTTING IDEAS INTO ACTION

Another characteristic of the multiple portfolio counselor system is that our analysts also manage money. We have always believed that those closest to an investment - analysts with in-depth knowledge and close relationships with company management - should contribute to the decision-making process. We accomplish this through the research portfolio, an eighth cooperatively managed "slice," if you will, of the multiple portfolio counselor pie.

In SMALLCAP's case, the research portfolio represents 40% of fund assets -the highest of any American Fund. This is partly because of the sheer number of holdings needed in the portfolio. More significantly, it reflects the existence of a special group of analysts we call the Small Company Research Team. Created shortly after the fund's launch, this dedicated team of 11 analysts now spans the globe. We thought it was time you met them.

[photograph of a man and a woman walking]


SIMPLE MATH

At American Funds, we tend to hold our stocks a long time. The consequence of that approach for SMALLCAP is that each time we sell a successful long-term holding, we have to find six to eight stocks to replace it.

Add to that equation the fact that the fund has grown from $670 million in assets at the outset to over $14 billion today, and you begin to see the challenge. Quite simply, we need to own lots of stocks; indeed, the portfolio today includes well over 600.

To own that many stocks, we need to generate at least that many good investment ideas. To do that, we need lots of decision-makers, with different viewpoints and perspectives, operating in different parts of the world. In short, we need a Small Company Research Team.


[photograph of two men looking at a computer screen]
SPECIALIZED FOCUS

If the Capital organization already has nearly 200 investment analysts traveling the globe, why, you might wonder, would we need 11 more to follow small companies? The answer to that question lies in the nature of traditional investment analysis.

Most analysts specialize either by industry or by region. The problem with that approach, for a small-company investor, is that many industries and regions are so large that smaller competitors don't get the attention they deserve. Analysts often don't have time to adequately explore all the possibilities.

A dedicated team can pick up where traditional analysis leaves off. If one of our insurance analysts, for example, hears of an intriguing smaller company but doesn't have time to follow up, the idea can be handed to a small-company specialist. And if a small company is operating at the forefront of change - where no established industry exists - we still have analysts on the hunt.

That's the beauty of the Small Company Research Team. Members of the team have the full resources of the Capital organization at their disposal, yet the freedom and flexibility to explore wherever their imagination and intellect take them.

We followed five of the 11 team members as they made research visits over the past few months. Read on for a closer look at the team in action.


UNITED KINGDOM
[illustrated map of the United Kingdom]

People often ask how we find so many exceptional smaller companies. Having lots of people in the field is one answer, but there is another: "Capital is such a big investor that these companies often find us," explains John Burke, a London-based small-company analyst. "In that sense, you have to be willing to shuck a lot of oysters to find the pearl. For every 20 companies I see, maybe four or five are worth a closer look, and perhaps we'll invest in one or two."

Alphameric is such a company. Based in London, it makes sophisticated point-of-sale software systems that help make retail operations more efficient, such as those at the Chelsea Football Stadium. Linking sales, inventory, accounts receivable and warehousing allows companies to know what they are selling, to whom and when to reorder.

"They even link the systems to plasma-screen advertisements," notes John. "If you sell out of ham sandwiches, the ad automatically changes to something else."

Now Alphameric is leveraging its expertise into related areas. "Because they help manage warehouses, they're now developing a system to track the opening of doors on container trucks to deter theft," says John.

[photograph of John Burke and Rodney Hornstein]
[Begin Caption]
John Burke talks software with Alphameric Chairman Rodney Hornstein at London's Chelsea Football Stadium complex, an Alphameric customer.
[End Caption]


[photograph of John Burke and Tage Johanssen]
[Begin Caption]
Trained as an engineer, John gets a lesson in injection-molding techniques from Perlos CFO Tage Johanssen.
[End Caption]

FINLAND
[illustrated map of Finland]

Quite often, the companies SMALLCAP invests in operate behind the scenes, supplying specialized parts or equipment to successful larger companies. In Finland recently, John Burke visited two such firms - Perlos and JOT Automation Group. You've probably never heard of either one, but their products are crucial to cell-phone makers such as Nokia, Ericsson and Motorola.

Perlos, which began life making plastic cosmetic containers, syringes, fasteners and gears, now turns out millions of cell-phone cases using sophisticated injection-molding processes. Advanced robotics linked with machine vision systems help to relentlessly reduce costs. Its plants run 24 hours a day with minimal staffing requirements.

JOT, for Just On Time, is based in tiny Oolu, Finland, 30 kilometers south of the Arctic Circle. "People always think the travel is glamorous," says John. "But at least in Europe, no company puts their industrial sites near a tourist spot. So you end up in some out-of-the-way places. Strangely enough, though, Oolu is the Silicon Valley of Finland."

Three years ago, it took several minutes to assemble a cell phone. JOT's latest assembly line spits one out every six seconds. Selling for several million dollars a pop, the assembly equipment is state-of-the-art and highly reliable.

"The companies can sell every phone they make," says John, "so if the production line breaks down, that money is lost forever. The time pressure is simply immense. It used to take several months to retool an assembly line for a new model; now they do it over a weekend."

Though based in Finland, both companies now have operations near major cell-phone factories around the world. "Ten years ago," John adds, "Finland's economy was based on paper and pulp, not exactly engines of growth. Today, they're at the forefront of the wireless revolution."


[two photographs of John Burke]
[Begin Caption]
Outside Dublin, John meets with executives of Cuisine de France at the company's offices (left) and at a customer location (above).
[End Caption]

IRELAND
[illustrated map of Ireland]

Great ideas often surface in the oddest places. The Irish Agriculture and Wholesale Society, for example, is a long-time fertilizer manufacturer. Then, a number of years ago its managers financed a small but fast-growing bakery operation - and changed the face of their company forever.

"This was an example of good businessmen knowing a good idea when they saw it," explains John. "When the original owner didn't have capital to expand, IAWS stepped in. Now they own a rapidly growing international baked-goods business."

The company's products solve a dilemma for small food establishments that can't afford a high-end bakery. "If you're sitting in a cafe in Dublin or London," notes John, "and you order a nice croissant, chances are it may have started life in a Cuisine de France bakery. They start the baking process, then flash-freeze the bread. Then, days or even weeks later, a hotel or cafe in Europe will pop it in the oven. Voila, fresh-baked bread."


MEXICO CITY
[illustrated map of Mexico]

[photograph Paul White]
[Begin Caption]
At Nadro, analyst Paul White gets an inside look at a health care products delivery facility.
[End Caption]

When you walk into your local drug store, you probably don't think much about how the shelves got stocked. Nonetheless, it's a complicated process involving meticulous planning and execution. Now imagine doing that successfully in Mexico, a vast country with poor roads, congested traffic and high crime.

Nadro, which operates 15 distribution centers around Mexico, uses 400 trucks to deliver 8,400 different products on a daily basis to over 15,000 independent pharmacies and hospitals. "They've done an amazing job figuring out even the smallest details," explains Paul White, a Los Angeles-based analyst following steel companies in Latin America. "They've made stocking shelves a science." Products are sorted by weight, usage and type, with high-turnover products picked automatically and others picked by hand. Because of the valuable merchandise and high crime rate, security precautions are extraordinary.

"It's a low-margin, high-volume business," notes Paul, "so if you are able to squeeze out even small efficiencies, it can make a big difference on the bottom line."

Sometimes wonderful companies can be found in industries that, on the surface, don't appear attractive. Who would think a construction firm building government-sponsored housing in Mexico could be such a find?

"At first glance, Consorcio Ara looks like a construction company," says Paul, "and in one sense it is. But it is building homes by contract with the government in a market where demand far exceeds supply. Moreover, the houses are financed through a government-mandated savings program, so mortgage defaults are rare. Far more important, then, is managing costs and logistics. That's where most competitors have struggled."

The new Mexican government has called for a rapid acceleration of low-income housing construction. "The opportunities for Ara are tremendous," adds Paul, "but they want to be sure they can manage the growth effectively. I've been impressed by their commitment to sticking with their game plan - offering a quality product at an affordable price."

[two photographs of Paul White]
[Begin Caption]
Paul tours the Real de Bosque housing project on the outskirts of Mexico City with Donald Forseck Orive of Consorcio Ara.
[End Caption]


[photograph of Winnie Kwan]
[Begin Caption]
Analyst Winnie Kwan reviews the latest cell-phone features with SmarTone store manager Thompson Ngai.
[End Caption]

HONG KONG
[illustrated map of Hong Kong]

Strong management is essential to the success of smaller companies; verifying what management says is just as critical to the success of small-company investors.

"I visit retail cell-phone outlets regularly," notes Winnie Kwan, a Hong Kong-based small-company analyst. "Price competition in the cellular phone business is fierce, and I need to make sure that what managers tell me about handset subsidies and dealer commissions is accurate. In the stores, they know exactly what it takes to attract new customers."

One company Winnie has been following for some time is SmarTone
Telecommunications, Hong Kong's third-largest cellular operator. It has been using enhanced customer service in an attempt to differentiate itself in an increasingly crowded field.

"Now that Hong Kong residents have the right to switch phone providers literally overnight," says Winnie, "you have to offer customers something unique. SmarTone always has greeters at the door to give customers special attention and make the shopping experience fun. But most importantly, they bundle services to give customers what they want at a reasonable price. That may give them a leg up over time."

[photograph of Winnie Kwan]
[Begin Caption]
Winnie and her Tokyo counterpart, retail analyst Hiromi Ishikawa, hear about the latest fashion trends from Executive Director Jimmy Chan of Giordano. [End Caption]

Reasonable prices and quality service have also helped Giordano International, a clothing merchant similar to The Gap, become one of the fastest-growing retail companies in Asia. "Their service is amazing," says Winnie. "I recently bought two pairs of khakis for a trip and needed them hemmed. They had them ready in two hours. I don't know many low-priced clothing stores willing to go that far to make a sale."

Giordano is also an excellent example of a company that used the Asian downturn in 1998 to strengthen its already dominant market position. "The crisis wiped out many copy-cat competitors," explains Winnie, "while falling real estate prices and rents allowed them to upgrade their locations."

A very different kind of company was on Winnie's agenda a few days later - Hutchison Port Holdings, a division of Hutchison Whampoa, one of Asia's largest conglomerates. Hutchison is far too large to be included in SMALLCAP's portfolio, but a new subsidiary Winnie is investigating, called Ports and Portals, is expected to be listed soon on the Hong Kong stock exchange.

"Shipping is all about logistics," explains Winnie. "Ports and Portals is planning to use the Internet to allow shipping companies to track shipments through Hutchison ports around the world. They will also be able to enhance efficiency by coordinating with other shippers to reduce the amount of unused cargo space. Today, many ships return half-empty from their destinations."

Even small improvements can make a big difference. Ten ships, some carrying as many as 6,000 containers, are off-loaded by Hutchison in Hong Kong every day. "Multiply that volume for every major port in the world and you begin to see the potential," adds Winnie.

[two photographs of Winnie Kwan]
[Begin Caption]
Winnie visits Hutchison Port Holdings to learn about a new Internet-based cargo-tracking system.
[End Caption]


ATLANTA
[illustrated map of the state of Georgia]

Most people think of California's Silicon Valley and Route 128 in Massachusetts as the country's primary technology centers, yet today technology bright spots are popping up all over. "I come to Atlanta a lot," says Eileen Silva, one of the team's technology specialists. "With Georgia Tech nearby, it's easy to get skilled workers inexpensively."

One intriguing company she's found is Radiant Systems, which creates the software to run retail point-of-sale systems. "Two examples most people would recognize," explains Eileen, "are the customized cash registers at Burger King and the phone-in ticket machines at movie theaters."
The company's biggest customers are convenience stores and gas stations. "Their systems not only track inventory and automatically order replacements, but they also allow employees to track work schedules from home. They're now working on an Internet-based product with Microsoft to serve the small-business market."

On a recent trip to Atlanta, Eileen viewed a next-generation gas pump - with a television screen to watch news or check e-mail - with company management. "From an analyst's viewpoint, following small companies has some distinct advantages. You usually have direct access to management. Also, there aren't hoards of other analysts to compete with, so you stand a good chance of building a strong relationship."

[photograph of Eileen Silva and Erez Goren]
[Begin Caption]
Technology specialist Eileen Silva discusses Radiant Systems' latest product with CEO Erez Goren.
[End Caption]


SALT LAKE CITY
[illustrated map of the state of Utah]

[photograph of Grant Cambridge]
[Begin Caption]
Airline analyst Grant Cambridge meets with SkyWest CFO Brad Rich at the Salt Lake airport.
[End Caption]

The airline industry is one business where small companies generally have a tough time surviving, let alone thriving. Southwest Airlines, a former fund holding, did it by serving overlooked markets with a no-frills approach. SkyWest, a current holding, does it by partnering with the large carriers with which it might otherwise have to compete.

SkyWest flies small regional jets to rural markets, feeding passengers to larger airlines' hubs. Yet, explains Grant Cambridge, who covers airlines, insurance and software for the Small Company Research Team, "You probably won't even know you've flown them. Your ticket would say United or Delta Connection, and so would the gate and plane."

This unusual arrangement has resulted in strong, steady growth for SkyWest. Because the larger airlines place so much value on maintaining regular flight schedules to these smaller markets, they, rather than SkyWest, assume the risks of rising fuel prices and falling demand. And because SkyWest serves both United and Delta, it benefits from both companies' growth without either airline getting the upper hand in contract negotiations.

"It's a fabulous business," says Grant. "It's just planes and pilots. Everything else is provided by the partners. They can continue to grow for years just by feeding Denver and Salt Lake" - the main Western hubs for United and Delta.


[begin sidebar]
OTHER MEMBERS OF THE SMALL COMPANY RESEARCH TEAM

[photograph of Brady Enright]
Brady Enright
Location: San Francisco
Years with Capital: 3
Areas of coverage: Education, distribution technology service

[photograph of Kristian Stromsoe]
Kristian Stromsoe
Location: London
Years with Capital: 1
Areas of coverage: European small caps, emerging communications technologies

[photograph of Giles Eyre]
Giles Eyre
Location: Tokyo
Years with Capital: 1
Area of coverage: Japanese small caps

[photograph of Greg Wendt]
Greg Wendt
Location: San Francisco
Years with Capital: 13
Area of coverage: U.S. consumer small caps

[photograph of Blair Frank]
Blair Frank
Location: Los Angeles
Years with Capital: 6
Area of coverage: U.S. technology

[photograph of Tara Hoddy]
Tara Hoddy
Research associate
Location: San Francisco
Years with Capital: 4

THE TEAM'S FIRST RETIREMENT
[photograph of Edus Warren]
In 1993, Edus Warren - then a portfolio manager for Capital's institutional business -decided to retire after more than 40 years in the investment business. But then he heard about the formation of Capital's Small Company Research Team. "The greatest stock of my career was McDonald's," says Edus, "which I ran across in the late 1950s. I just couldn't pass up the opportunity to find more small companies like that." This September, Edus finally hung up his hat for good. "Small-company research," says Edus, "has always stimulated me intellectually. Because the companies are newer and the managements less seasoned, you have to analyze the firm to a depth that isn't required with larger companies. I find that tremendously satisfying." In his retirement, Edus plans to stay busy. He has started a private foundation to support reading programs in rural Georgia, and he'll help his wife in her private investment business. Says Edus, "If you've been in the investment business as long as I have, it's in your blood."
[End Sidebar]


[zoomed in photograph of a globe]
WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[Begin Sidebar]
As a shareholder in SMALLCAP World Fund, you are also a member of The American Funds Group(r), the nation's third-largest mutual fund family.
You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.
[photograph of a several country flags]
[End Sidebar]

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH:
Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT:
We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM:
More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS:
More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES:
You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR
[photograph of several country flags]

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds:
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the funds' transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.





Smallcap World Fund
INVESTMENT PORTFOLIO SEPTEMBER 30, 2000

[begin pie chart]

Industry Diversification                                        Percent of Net Assets
Media                                                           9.19%
Software                                                        7.22
Biotechnology                                                   6.49
Electronic Equipment & Instruments                              5.41
Semiconductor Equipment & Products                              5.19
All Other Industries                                            58.11
Cash & Equivalents                                              8.39

[end pie chart]



LARGEST EQUITY HOLDINGS                                         Percent of Net Assets           Percentage Price Change*
Baltimore Technologies                                          1.60%                         + 429.3%
Andrx                                                           1.13                          + 220.3
HNC Software                                                    1.01                          + 106.1
Arthur J. Gallagher                                             0.99                          + 102.6#
Micrel                                                          0.94                          + 208.9
Newfield Exploration                                            0.91                          + 41.7
Inhale Therapeutic Systems                                      0.88                          + 271.2
OM Gruppen                                                      0.82                          + 280.4
CoSine Communications                                           0.8                           + 1,088.9
UnitedGlobalCom                                                 0.69                          - 16.2

*   For the months ended September 30, 2000.
#  Since March 20, 2000, date of first purchase.




                                                                                  Shares or        Market  Percent
                                                                                  Principal         Value   of Net
Equity Securities (common and preferred stocks                                       Amount          (000)  Assets
 and convertible debentures)
MEDIA  -  9.19%
UnitedGlobalCom, Inc., Class A (USA) (1)                                           3,250,000      $97,500     .69%
Westwood One, Inc. (USA) (1)                                                       3,356,800        71,961      .51
SMG PLC (formerly Scottish Media Group PLC)                                       14,481,600        60,335      .43
(United Kingdom) (1)
SBS Broadcasting SA (Luxembourg) (1,2)                                             1,457,000        58,007      .41
United Television, Inc. (USA)                                                        350,000        51,450      .36
Fox Kids Europe NV (Netherlands) (1)                                               2,988,000        50,130      .35
Corporacion Interamericana de Entretenimiento,                                     8,153,679        39,499      .28
 SA de CV, Class B (Mexico) (1)
Class Editori SpA, Class A (Italy)                                                 2,082,000        33,396      .24
Nasionale Pers Beperk (South Africa)                                               4,000,000        32,698      .23
Ziff-Davis Inc. (USA)                                                              4,000,000        32,500      .23
Highlight Communications AG, co-ownership                                          1,630,839        28,801      .20
 shares (Switzerland) (1)
NRJ (France) (1)                                                                     624,402        24,590      .17
AVEX Inc. (Japan)                                                                    238,100        24,478      .17
Zenrin Co., Ltd. (Japan)                                                             990,000        23,932      .17
MIH Ltd., Class A (South Africa) (1)                                                 718,000        21,495      .15
Alliance Atlantis Communications Inc.,                                             1,216,450        20,937      .15
nonvoting, Class B (Canada) (1)
HIT Entertainment PLC (United Kingdom) (3)                                         2,567,100        16,384      .15
HIT Entertainment PLC                                                                700,000         4,468
Antenna TV SA (ADR) (Greece) (1)                                                     900,000        19,800      .14
Key3Media Group, Inc. (USA) (1)                                                    1,750,000        19,141      .14
Senator Entertainment AG (formerly                                                   990,000        18,358      .13
Senator Film AG) (Germany) (1)
Photobition Group PLC (United Kingdom) (2)                                         3,700,000        13,051      .13
Photobition Group PLC (2,3)                                                        1,500,000         5,291
Chrysalis Group PLC (United Kingdom)                                               3,465,500        17,408      .12
Groupe AB SA (ADR) (France)                                                        1,008,900        16,647      .12
Kinowelt Medien AG (Germany) (1)                                                     474,000        16,281      .11
APN News & Media Ltd. (Australia)                                                  5,841,185        15,559      .11
CanWest Global Communications Corp. (Canada)                                       1,154,946        15,120      .11
CanWest Global Communications Corp.,                                                  14,321           190
 nonvoting, Class A
Constantin Film AG (Germany) (1)                                                     425,000        15,199      .11
Sportsworld Media Group PLC (United Kingdom) (1)                                   1,771,325        15,047      .11
Crown Media Holdings, Inc., Class A (USA) (1)                                      1,030,000        14,613      .10
Village Roadshow Ltd. (Australia)                                                 11,701,596         9,776      .10
Village Roadshow Ltd., Class A, 5.50% preferred                                    6,940,468         4,556
Phoenix Satellite Television Holdings                                             55,250,000        13,961      .10
 Ltd. (Hong Kong) (1)
MIH Holdings Ltd. (South Africa) (1)                                               2,627,700        13,507      .10
Scoot.com PLC (United Kingdom) (1)                                                 7,000,000        12,669      .09
Information Holdings Inc. (USA) (1)                                                  350,000        12,403      .09
Agora SA (GDR) (Poland) (1)                                                          625,000        12,187      .09
BKN International AG (Germany) (1)                                                   325,000        11,766      .09
IM Internationalmedia AG (Germany) (1)                                               300,000        11,391      .08
Cumulus Media Inc., Class A (USA) (1)                                              1,840,000        11,270      .08
SR Teleperformance SA (France)                                                       310,736        11,126      .08
Rural Press Ltd. (Australia)                                                       3,726,466        11,119      .08
Helkon Media AG (Germany) (1)                                                        385,000        10,777      .08
Zee Telefilms Ltd. (India)                                                         1,100,000        10,774      .08
Impresa SGPS, SA (Spain) (1)                                                       1,100,000        10,461      .07
Corus Entertainment Inc., nonvoting,                                                 350,000        10,001      .07
 Class B (Canada) (1)
VCL Film + Medien AG (Germany) (1)                                                   600,000         9,801      .07
LifeMinders, Inc. (USA) (1)                                                          420,000         9,634      .07
ITE Group PLC (United Kingdom)                                                     9,608,800         9,476      .07
Sanctuary Group PLC (United Kingdom)                                               8,609,854         9,286      .07
TV-Loonland AG (Germany) (1)                                                         100,000         9,095      .06
P4 Radio Hele Norge ASA (Norway) (2)                                               1,648,000         9,081      .06
Modern Times Group MTG AB, Class B (ADR)                                              69,200         8,996      .06
 (Sweden) (1)
VIVA Media AG (Germany) (1)                                                          550,000         8,936      .06
Ten Network Holdings Ltd. (Australia)                                              6,500,000         8,925      .06
MDC Communications Corp., Class A (Canada) (1)                                       970,933         8,775      .06
Roularta Media Group NV (Belguim)                                                    150,000         8,609      .06
Nelvana Ltd. (Canada) (1)                                                            300,000         8,550      .06
NTV Broadcasting Co. (GDR) (Russia) (1,3,4)                                          812,520         8,000      .06
RTV Family Entertainment AG (Germany) (1)                                            460,000         7,636      .05
Future Network PLC  (United Kingdom) (1)                                             750,000         6,371      .05
Primedia Ltd., units (South Africa)                                                7,718,508         6,042      .04
Pentamedia Graphics Ltd. (India)                                                     650,000         6,004      .04
Media General, Inc., Class A (USA)                                                   139,500         5,998      .04
NDS Group PLC, Class A (ADR) (United Kingdom) (1)                                     76,200         5,867      .04
InternetStudios.com, Inc. (USA) (1,2,3,4)                                            950,000         5,652      .04
Envoy Communications Group Inc. (Canada) (1,2,3)                                     996,000         5,394      .04
Mondo TV SpA (Italy) (1)                                                              57,000         5,290      .04
Lions Gate Entertainment Corp. (Canada) (1,2)                                        998,300         2,587      .03
Lions Gate Entertainment Corp. (1,2,3)                                               885,834         2,296
Sky Network Television Ltd. (ADR)                                                    351,000         4,875      .03
(New Zealand) (1,4)
SuperSport International Holdings Ltd.                                             6,219,800         4,869      .03
 (South Africa)
Radio One, Inc., nonvoting, Class D (USA) (1)                                        400,000         2,825      .03
Radio One, Inc., Class A (1)                                                         200,000         1,663
Gaumont SA (France)                                                                   81,974         3,981      .03
Alma Media Oyj (Finland)                                                             107,400         3,300      .02
CINAR Corp. (formerly CINAR Films Inc.),                                           1,042,700         3,128      .02
Class B (Canada) (1)
TVA Group Inc., Class B (Canada)                                                     243,600         3,076      .02
Kinepolis Group NV (Belgium)                                                          89,485         2,833      .02
Music Choice (USA) (1,4)                                                           1,096,296         2,624      .02
ARBOmedia.net AG (Germany) (1)                                                        91,000         2,491      .02
United Broadcasting Corp. (Thailand) (1)                                           5,800,000         2,273      .02
RG Capital Radio Ltd. (Australia) (1,4)                                            2,000,000         2,170      .02
digital advertising AG (Germany) (1)                                                 180,000         2,082      .01
THT Teleset (formerly TNT-Teleset)                                                   287,324         2,000      .01
(GDR) (Russia) (1,3,4)
Modalis Research Technologies, Inc. (USA) (1,3,4)                                    966,793         1,875      .01
Television Eighteen Ltd. (India) (1)                                                 170,000         1,746      .01
StoryFirst Communications Inc., convertible                                            4,022         1,709      .01
 preferred, Class B (Russia) (1,3,4)
GTR Group Inc. (Canada) (1)                                                        1,140,100         1,182      .01
DAS WERK AG (Germany) (1)                                                             45,000         1,081      .01
Southern Star Group Ltd. (Australia)                                               3,290,000           910      .01

SOFTWARE  -  7.22%
Baltimore Technologies PLC (United Kingdom) (1,2)                                 21,261,300       216,739     1.60
Baltimore Technologies PLC (ADR) (1,2)                                               500,000         9,875
HNC Software Inc. (USA) (1,2)                                                      1,746,000       142,845     1.01
Documentum, Inc. (USA) (1,2)                                                       1,145,000        92,960      .65
InterTrust Technologies Corp. (USA) (1)                                            3,740,000        45,114      .32
Infogrames Entertainment (France) (1)                                              1,622,500        38,539      .31
Infogrames Entertainment, 2.00% convertible                                          $7,872          4,674
debentures 2002
Infogrames Entertainment, warrants, expire 2001 (1)                                   25,500           783
Telelogic AB (Sweden) (1)                                                          4,708,000        37,644      .26
Ubizen (Belgium) (1)                                                               1,068,000        32,535      .23
RadiSys Corp. (USA) (1)                                                              605,000        30,590      .21
Think Tools AG (Switzerland) (1)                                                      63,413        29,379      .21
Numerical Technologies, Inc. (USA) (1)                                               720,100        20,748      .15
NetIQ Corp. (USA) (1)                                                                300,000        19,706      .14
VA Linux Systems, Inc. (USA) (1,3)                                                   390,000        18,037      .13
SuSE Linux AG (Germany) (1,2,3,4)                                                     37,813        17,660      .12
Witness Systems, Inc. (USA) (1)                                                      977,100        17,649      .12
Versata, Inc. (USA) (1)                                                              587,800        15,577      .11
Radiant Systems, Inc. (USA) (1)                                                      722,850        15,451      .11
PCA Corp. (Japan) (1,2)                                                              507,000        14,557      .10
Parsytec AG (Germany) (1)                                                             76,000        13,086      .09
MMC AS (Norway) (1,3,4)                                                            4,150,000        11,892      .08
Broadbase Software, Inc. (USA) (1)                                                   820,000        11,121      .08
ParaRede SGPS, SA (Portugal) (1)                                                   2,400,000        10,893      .08
RADWARE Ltd. (Israel) (1)                                                            360,000        10,800      .08
TTI Team Telecom International Ltd. (Israel) (1)                                     529,250        10,783      .07
Take-Two Interactive Software, Inc. (USA) (1,3,4)                                    900,000        10,176      .07
diCarta, Series C, convertible preferred                                           1,650,165        10,000      .07
(USA) (1,2,3,4)
Industrial & Financial Systems, IFS AB,                                              713,866         9,563      .07
Class B (Sweden) (1)
Ubi Soft Entertainment SA (France) (1)                                               200,000         9,448      .07
AIT Group PLC (United Kingdom)                                                       350,000         8,480      .06
Smart Force PLC (ADR) (Ireland) (1)                                                  175,000         8,291      .06
Ci Technologies Group Ltd. (Australia)                                             2,425,784         7,962      .06
Technology Nexus AB (Sweden) (1)                                                     837,500         7,740      .06
patsystems PLC (United Kingdom) (1)                                                3,540,193         7,283      .05
Aspen Technology, Inc. (USA) (1)                                                     150,000         6,769      .05
Infoteria Inc. (Japan) (1,2,3,4)                                                         167         6,241      .04
EXE Technologies, Inc. (USA) (1)                                                     409,000         6,135      .04
@Comm Corp., (formerly Xiox Corp.), Series B,                                        230,000         5,980      .04
 convertible preferred (USA) (1,3)
Woodland Corp. (Japan)                                                               345,000         5,592      .04
Sherwood International PLC, (United Kingdom)                                         375,000         4,238      .03
BVRP Software SA (France) (1)                                                         88,737         4,082      .03
Tecnomatix Technologies Ltd. (Israel) (1)                                            317,500         3,988      .03
Sapiens International Corp. NV (Israel) (1)                                        1,015,000         3,933      .03
OpenTV Corp., Class A (USA - Incorporated                                            115,900         3,854      .03
in British Virgin Islands) (1)
London Bridge Software Holdings PLC                                                  246,000         2,689      .02
(United Kingdom)
Norman ASA (Norway) (1)                                                              120,000         1,283      .01

BIOTECHNOLOGY  -  6.49%
Vertex Pharmaceuticals Inc. (USA) (1)                                              1,130,000        95,485      .67
OSI Pharmaceuticals, Inc. (USA) (1,3)                                                561,000        39,270      .55
OSI Pharmaceuticals, Inc. (1)                                                        550,000        38,500
ImClone Systems Inc. (USA) (1)                                                       650,000        76,091      .54
Protein Design Labs, Inc. (USA) (1)                                                  560,000        67,480      .48
Aviron (USA) (1)                                                                   1,005,000        58,604      .41
IDEXX Laboratories, Inc. (USA) (1,2)                                               2,181,300        58,350      .41
COR Therapeutics, Inc. (USA) (1)                                                     743,000        46,298      .33
Myriad Genetics, Inc. (USA) (1)                                                      400,000        34,550      .24
NeoRx Corp.  (USA) (1,2,3)                                                           700,000        17,150      .24
NeoRx Corp.  (1,2,3,4)                                                               750,000        16,537
Corixa Corp. (USA) (1)                                                               600,000        30,150      .21
XOMA Ltd. (USA - Incorporated in Bermuda) (1,3)                                    2,000,000        28,875      .20
Digene Corp. (USA) (1)                                                               800,000        28,800      .20
ILEX Oncology, Inc. (USA) (1)                                                        885,000        26,661      .19
Matrix Pharmaceutical, Inc. (USA) (1,2,3)                                          1,500,000        23,344      .17
NexMed, Inc., units (USA) (1,3,4)                                                    550,000        21,870      .15
Neurocrine Biosciences, Inc. (USA) (1)                                               450,000        20,250      .14
Exelixis, Inc. (USA) (1)                                                             625,000        19,609      .14
Neose Technologies, Inc. (USA) (1)                                                   400,000        19,350      .14
ViroPharma Inc. (USA) (1)                                                            740,000        19,148      .14
Amylin Pharmaceuticals, Inc. (USA) (1,3)                                           1,772,933        19,059      .14
Vical Inc. (USA) (1)                                                                 665,000        17,207      .12
AVANT Immunotherapeutics, Inc. (USA) (1)                                           1,300,000        14,056      .11
AVANT Immunotherapeutics, Inc. (1,3)                                                 200,000         2,162
Invitrogen Corp. (USA) (1)                                                           160,000        11,380      .08
Genencor International, Inc. (USA) (1)                                               300,000         8,887      .06
Applied Molecular Evolution, Inc. (USA) (1)                                          218,200         8,755      .06
Avigen, Inc. (USA) (1)                                                               200,400         7,966      .06
Neurobiological Technologies, Inc. (USA) (1,3)                                       900,000         7,425      .05
Illumina, Inc. (USA) (1)                                                             157,500         7,147      .05
Aurora Biosciences Corp. (USA) (1)                                                   100,000         6,800      .05
Versicor Inc. (USA) (1)                                                              447,000         6,705      .05
Compugen Ltd. (Israel) (1)                                                           452,600         6,223      .04
Forbes Medi-Tech Inc. (Canada) (1)                                                 1,000,000         4,220      .03
Control Delivery Systems Inc., convertible                                            55,824         3,000      .02
preferred, Series A, (USA) (1,3,4)
Genetronics Biomedical Ltd. (1,2)                                                  1,650,000         2,522      .02

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  5.41%
Venture Manufacturing (Singapore) Ltd (Singapore)                                  6,976,000        67,393      .66
Venture Manufacturing (Singapore) Ltd (3)                                          2,710,000        26,181
Flextronics International Ltd. (USA -                                                940,000        77,198      .54
Incorporated in Singapore) (1)
Black Box Corp. (USA) (1,2)                                                        1,218,000        56,789      .40
Orbotech Ltd. (Israel) (1)                                                         1,012,500        55,371      .39
DSP Group, Inc. (USA) (1)                                                          1,211,000        45,261      .32
Dainippon Screen Mfg. Co., Ltd. (Japan) (1)                                        5,752,000        41,980      .30
ERG Ltd. (Australia)                                                               8,678,340        41,666      .29
Yamatake Corp. (Japan)                                                             3,535,000        39,944      .28
Micronic Laser Systems AB (Sweden) (1,2)                                             735,710        22,308      .26
Micronic Laser Systems AB (1,2,3)                                                    466,666        14,150
Trimble Navigation Ltd. (USA) (1,2)                                                1,461,500        32,701      .23
Kokusai Electric Co., Ltd. (Japan)                                                 3,000,000        30,425      .21
Elron Electronic Industries Ltd. (Israel)                                            660,000        24,107      .17
Hana Microelectronics PCL (Thailand) (2)                                           8,600,000        22,261      .16
Perlos Oyj (Finland)                                                                 757,300        19,994      .14
Omni Industries Ltd. (Singapore)                                                  12,600,000        19,925      .14
Yamaichi Electronics Co., Ltd. (Japan) (2)                                           791,000        19,268      .14
Tohoku Pioneer Corp. (Japan)                                                         436,000        19,182      .14
Keithley Instruments, Inc. (USA)                                                     225,000        15,750      .11
Imax Corp. (Canada) (1)                                                              879,000        14,888      .10
Sanmina Corp. (USA) (1)                                                              150,000        14,044      .10
QPL International Holdings Ltd. (Hong Kong -                                      17,034,600        11,799      .08
Incorporated in Bermuda) (1)
Orad Hi-Tec Systems Ltd. (Israel) (1)                                                300,000        11,788      .08
Pan Jit International, Inc. (Taiwan) (1)                                           1,726,699         5,789      .04
Robotic Technology Systems PLC (United Kingdom) (1)                                  500,000         5,023      .04
vi[z]rt (formerly RT-SET Real Time Synthesized                                       420,000         4,784      .03
Entertainment Technology Ltd.) (Israel) (1)
AudioDev AB, Series B, Sweden (1)                                                    532,150         3,868      .03
aeco NV (Netherlands) (1)                                                            310,000         2,929      .02
Varitronix International Ltd. (Honk Kong -                                           823,300         1,146      .01
Incorporated in Bermuda)
BlueStar Battery Systems International Corp.                                         667,000            35      .00
(Canada) (1)

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  5.19%
Micrel, Inc. (USA) (1)                                                             1,994,000       133,598      .94
MMC Networks, Inc. (USA) (1)                                                         435,000        55,027      .39
Exar Corp. (USA) (1)                                                                 403,400        48,811      .34
S.O.I.TEC SA (France) (1)                                                            176,100        48,048      .34
TranSwitch Corp. (USA) (1)                                                           750,000        47,813      .34
Semtech Corp. (USA) (1)                                                              900,000        38,813      .27
ASM Pacific Technology Ltd. (Hong Kong)                                           16,537,000        37,652      .27
Ando Electric Co., Ltd. (Japan) (1,2)                                              1,700,000        26,656      .19
Varian Semiconductor Equipment Associates,                                           699,900        26,203      .18
Inc. (USA) (1)
QuickLogic Corp. (USA) (1,2)                                                       1,435,000        23,678      .17
Sunplus Technology Co., Ltd. (Taiwan)                                              4,927,500        22,735      .16
O2Micro International Ltd. (USA) (1)                                               1,250,000        21,504      .15
Dallas Semiconductor Corp. (USA)                                                     625,600        20,567      .15
ELMOS Semiconductor AG (Germany)                                                     520,000        19,285      .14
Malaysian Pacific Industries Bhd. (Malaysia)                                       2,277,200        15,131      .11
Melexis NV (Belguim) (1)                                                           1,000,000        13,245      .09
Galileo Technology Ltd. (Israel) (1)                                                 350,000        11,112      .08
BE Semiconductor Industries, NV (Netherlands) (1)                                  1,139,100        11,064      .08
GlobeSpan, Inc. (USA) (1)                                                             85,000        10,370      .07
ASAT Holdings Ltd. (Hong Kong) (1)                                                 1,430,000         9,384      .07
Power Integrations, Inc. (USA) (1)                                                   662,300         9,231      .07
GSI Lumonics Inc. (Canada) (1)                                                       535,000         8,799      .06
Fujitsu Devices Inc. (Japan)                                                         365,000         8,198      .06
Metalink Ltd. (Israel) (1)                                                           400,000         7,400      .05
Procomp Informatics Ltd. (Taiwan) (1)                                              1,546,960         7,360      .05
Lasertec Corp. (Japan) (2)                                                           325,000         7,104      .05
Tioga Technologies Ltd. (Israel) (1)                                                 747,800         6,216      .04
ChipPac, Inc., Class A (USA) (1)                                                     516,900         6,138      .04
PixelFusion Ltd. (United Kingdom) (1,3,4)                                          2,300,000         5,097      .04
Anam Semiconductor, Inc. (South Korea) (1)                                           776,040         4,942      .03
Power X Ltd. (United Kingdom) (1,3,4)                                              3,413,316         4,892      .03
Vxtel, Inc. (USA) (1,3,4)                                                            560,225         4,000      .03
Kopin Corp. (USA) (1)                                                                200,000         3,600      .03
Etron Technology, Inc. (Taiwan) (1)                                                1,066,000         2,978      .02
Metron Technology NV (USA - Incorporated                                             367,500         2,940      .02
in Netherlands) (1)
MegaChips Corp. (Japan)                                                               60,000         2,417      .02
ARC International PLC (United Kingdom) (1)                                           400,000         2,393      .02

INTERNET SOFTWARE & SERVICES  -  4.42%
GoTo. com, Inc. (USA) (1)                                                          2,600,000        42,900      .30
Hotel Reservations Network, Inc., Class A (USA) (1)                                1,050,000        38,456      .27
Embarcadero Technologies, Inc. (USA) (1)                                             710,000        36,476      .26
Avocent Corp. (formerly Apex Inc.) (USA) (1)                                         655,000        36,107      .25
Integra SA (France) (1,2)                                                          2,860,085        31,316      .22
Interwoven, Inc. (USA) (1)                                                           260,000        29,396      .21
LookSmart, Ltd. (USA) (1)                                                          2,400,000        26,850      .19
Ask Jeeves, Inc. (USA) (1)                                                         1,000,000        19,188      .14
I-D Media AG (Germany) (1)                                                           406,420        18,662      .13
Parthus Technologies PLC (Ireland) (1)                                             4,546,000        17,932      .13
BridgeSpan, Inc. (formerly Muse Prime                                              1,770,000        17,558      .12
Software), convertible preferred,
Series B (USA) (1,2,3,4)
StepStone ASA (Norway) (1)                                                         6,480,000        16,069      .11
Centillium Communications, Inc. (USA) (1)                                            165,000        15,840      .11
Ziff-Davis Inc.-ZDNet (USA) (1)                                                      990,000        13,922      .10
WEB.DE AG (Germany) (1)                                                              686,300        12,847      .09
Tumbleweed Communications Corp. (USA) (1)                                            250,000        12,750      .09
FI System SA (France) (1)                                                            435,570        11,750      .09
FI System SA, warrants, expire 2002 (1)                                               72,595           545
Digex, Inc., Class A (USA) (1)                                                       260,000        12,188      .09
webMethods, Inc. (USA) (1)                                                           105,400        12,134      .09
Orbiscom Ltd. (Ireland) (1,3,4)                                                    1,301,958        12,000      .08
Commtouch Software Ltd. (Israel) (1)                                                 630,000        11,931      .08
Infosources (France) (1)                                                             940,000        11,330      .08
Critical Path, Inc. (USA) (1)                                                        164,892        10,017      .08
Critical Path, Inc., tranche 2 (1,3,4)                                                10,365           535
Critical Path, Inc., tranche 1 (1,3,4)                                                10,364           535
GFT Technologies AG (Germany) (1)                                                    168,000        10,384      .07
WatchGuard Technologies, Inc. (USA) (1)                                              170,000        10,200      .07
VIA NET.WORKS, Inc. (USA) (1)                                                      1,044,300         9,425      .07
Adcore AB (formerly Information Highway AB)                                        1,336,850         8,885      .06
(Sweden) (1)
SA Jet Multimedia (France)                                                           115,600         8,345      .06
Day Interactive Holding AG (Switzerland) (1)                                          30,000         8,263      .06
InterCept Group, Inc. (USA) (1)                                                      350,000         8,159      .06
Scandinavia Online AB (Sweden) (1)                                                   712,500         8,138      .06
MeetChina.com, Series C, convertible preferred                                       389,416         7,300      .05
(USA) (1,3,4)
Travelocity.com Inc. (USA) (1)                                                       487,400         6,915      .05
RADVision Ltd. (Israel) (1)                                                          220,000         6,201      .04
Cross Systems SA (France) (1)                                                        206,500         6,190      .04
INTERNOLIX AG (Germany) (1)                                                          252,500         5,908      .04
OnVista AG (Germany) (1)                                                             230,000         5,260      .04
EventSource.com, Inc., Series B, convertible                                         514,933         5,000      .04
preferred (USA) (1,3,4)
Uproar Ltd. (Austria) (1)                                                          1,148,640         4,970      .03
Pixelpark AG (Germany) (1)                                                            50,000         4,084      .03
Commerx, Inc. Series B, convertible                                                  321,802         4,000      .03
preferred (USA) (1,3,4)
freenet.de AG (Germany) (1)                                                           60,000         3,788      .03
M-Web Holdings Ltd. (South Africa) (1)                                             7,252,896         3,005      .02
secunet Security Networks AG (Germany) (1)                                            55,000         2,962      .02
Internet Gold-Golden Lines Ltd. (Israel) (1)                                         535,000         2,876      .02
Internet Pictures Corp. (USA) (1)                                                    500,000         2,719      .02
Cyber Agent, Ltd. (Japan) (1)                                                            364         2,225      .02
Launch Media, Inc. (USA) (1)                                                         300,000         2,044      .01
Satama Interactive Oyj (Finland) (1)                                                 516,500         1,733      .01
WWL Internet AG (Germany) (1)                                                        120,000         1,515      .01
China.com Corp., Class A (Hong Kong) (1)                                             103,200         1,374      .01
SkillSoft Corp. (USA) (1)                                                             72,800         1,338      .01
Freedomland-ITN SpA (Italy) (1)                                                       31,974         1,244      .01
ricardo.de AG (Germany) (1)                                                           45,000         1,061      .01
Fantastic Corp., co-ownership shares                                                 190,600           961      .01
(Switzerland) (1)
MultiEmedia.com Ltd. (Australia) (1)                                               7,016,086           704      .00
FortuneCity. com Inc. (USA) (1)                                                      155,192           373      .00
PopNet Internet AG (Germany) (1)                                                      22,300           358      .00
Cybear Group (USA) (1)                                                               256,108           336      .00

OIL & GAS  -  4.22%
Newfield Exploration Co. (USA) (1,2)                                               2,750,000       128,391      .91
Louis Dreyfus Natural Gas Corp. (USA) (1)                                          2,000,000        79,250      .56
Mitchell Energy & Development Corp., Class A (USA)                                 1,300,000        60,612      .43
Crestar Energy Inc. (Canada) (1)                                                   2,800,000        46,518      .33
Pogo Producing Co. (USA)                                                           1,225,000        31,084      .22
Cairn Energy PLC (United Kingdom) (1,2)                                           11,000,000        30,878      .22
Ivanhoe Energy Inc. (Canada) (1,2)                                                 6,490,400        29,976      .21
Paramount Resources Ltd. (Canada) (2)                                              3,250,000        29,913      .21
Fletcher Challenge Energy (New Zealand)                                            6,137,440        21,748      .15
Chieftain International, Inc. (Canada) (1,2)                                         970,000        20,067      .14
International Energy Group Ltd.                                                    4,640,000        15,784      .11
 (United Kingdom) (2)
Tullow Oil PLC (Ireland) (1,3)                                                     9,142,857         9,725      .10
Tullow Oil PLC (1)                                                                 3,941,276         4,192
Encal Energy Ltd. (Canada) (1)                                                     2,000,000        12,360      .09
Cabre Exploration Ltd. (Canada) (1,2)                                              1,099,000        11,320      .08
Oil Search Ltd. (Australia) (1)                                                    8,000,000         6,857      .08
Oil Search Ltd., 9.00% convertible preferred (1)                                      55,555         3,240
Oil Search Ltd. (1,3)                                                              1,150,000           986
Gulf Indonesia Resources Ltd. (Indonesia) (1)                                      1,000,000        10,875      .08
Ramco Energy PLC (United Kingdom) (1)                                              1,297,000         9,102      .06
Novus Petroleum Ltd. (Australia) (1)                                               7,969,508         7,350      .05
Cross Timbers Oil Co. (USA)                                                          345,000         6,620      .05
HS Resources, Inc. (USA) (1)                                                         190,000         6,389      .04
Paladin Resources NL (Australia) (1,2)                                            11,270,998         4,746      .03
Western Oil Sands Inc., units (Canada) (1,3,4)                                     1,100,000         3,655      .03
Western Oil Sands Inc., units (1,3,4)                                                110,000           548
Berkley Petroleum Corp. (Canada) (1)                                                 510,400         2,900      .02
Bharat Petroleum Corp. Ltd. (India)                                                  351,806         1,253      .01
Aminex PLC (Ireland) (1,3)                                                         3,150,000         1,210      .01

SPECIALTY RETAIL  -  4.03%
Michaels Stores, Inc. (USA) (1,2)                                                  1,894,600        75,784      .53
Claire's Stores, Inc. (USA)                                                        2,600,000        46,800      .33
KOMERI Co., Ltd. (Japan)                                                           1,625,000        45,603      .32
Williams-Sonoma, Inc. (USA) (1)                                                    1,293,198        44,939      .32
Payless ShoeSource, Inc. (USA) (1)                                                   800,000        44,800      .32
JJB Sports PLC (United Kingdom)                                                    5,725,000        43,306      .30
Consolidated Stores Corp. (USA) (1)                                                2,500,000        33,750      .24
Esprit Holdings Ltd. (Hong Kong -                                                 39,801,392        32,674      .23
Incorporated in Bermuda)
Cost Plus, Inc. (USA) (1,2)                                                        1,059,100        31,905      .22
Homac Corp. (Japan)                                                                1,379,900        28,628      .20
Giordano International Ltd. (Hong Kong)                                           47,876,000        27,789      .20
Rent-Way, Inc. (USA) (1)                                                             711,900        21,624      .15
Sunglass Hut International, Inc. (USA) (1,2)                                       3,200,000        20,900      .15
Too, Inc. (USA) (1)                                                                  800,000        19,000      .13
Sharper Image Corp. (USA) (1,2)                                                      775,000        13,659      .10
Toys "R" Us - Japan, Ltd. (Japan) (1)                                                 78,500        12,360      .09
United Rentals, Inc. (USA) (1)                                                       400,000         9,650      .07
Jo-Ann Stores, Inc., Class A (USA) (1,2)                                             525,000         3,806      .05
Jo-Ann Stores, Inc., Class B  (1,2)                                                  525,000         3,380
Whitehall Jewellers, Inc. (USA) (1)                                                  765,000         6,072      .04
Athlon Groep NV (Netherlands)                                                        220,875         2,662      .02
Chapters Inc. (Canada) (1)                                                           324,200         2,219      .02
Homeplace of America Inc. (USA) (1,4)                                                 22,536           362      .00
Homeplace of America Inc., Series A,                                                 112,679             0
warrants, expire 2004 (1,4)

COMMERCIAL SERVICES & SUPPLIES  -  3.96%
ISS-International Service System A/S (Denmark) (1)                                 1,116,950        69,408      .49
Claims Direct PLC (United Kingdom) (1,2)                                          12,048,625        48,062      .34
Falck A/S (Denmark)                                                                  295,000        42,948      .30
Mosaic Group Inc. (Canada) (1)                                                     2,873,300        31,696      .22
Career Education Corp. (USA) (1)                                                     660,800        29,406      .21
PSD Group PLC (United Kingdom) (2)                                                 1,628,000        28,381      .20
ChoicePoint Inc. (USA) (1)                                                           600,000        27,525      .19
MCSi, Inc. (formerly Miami Computer                                                  777,300        26,137      .18
Supply Corp.) (USA) (1,2)
Stericycle, Inc. (USA) (1)                                                           950,000        23,275      .16
Corporate Services Group PLC (United                                               7,528,427         8,251      .15
Kingdom) (1,3)
Corporate Services Group PLC, 7.50%                                               $6,000,000         6,471
convertible debentures 2005
Corporate Services Group PLC (1)                                                   5,800,000         6,357
Dogan Yayin Holding SA (Turkey) (1)                                            1,779,142,330        20,354      .14
ProBusiness Services, Inc. (USA) (1)                                                 633,900        19,175      .14
Ionics, Inc. (USA) (1)                                                               787,000        16,773      .12
Tetra Tech, Inc. (USA) (1)                                                           550,000        15,709      .11
DIS Deutscher Industrie Service AG (Germany)                                         340,000        15,596      .11
Robert Walters PLC (United Kingdom) (1)                                            3,500,000        12,462      .09
Gunnebo AB (Sweden) (1)                                                              960,000        10,866      .08
Administaff, Inc. (USA) (1)                                                          141,700        10,727      .08
Valtech SA (France) (1)                                                              670,000        10,631      .08
Iron Mountain Inc. (USA) (1)                                                         200,000         7,400      .05
GrandVision SA (France)                                                              321,704         7,190      .05
GTS Duratek, Inc. (USA) (1)                                                          891,100         6,906      .05
Proffice AB, Class B (Sweden) (1)                                                    180,000         6,710      .05
Kanamoto Co., Ltd. (Japan)                                                         1,086,000         6,679      .05
Trafficmaster PLC (United Kingdom) (1)                                               595,833         6,039      .04
POOLiA AB, Class B (Sweden) (1)                                                      122,550         5,981      .04
MITIE Group PLC (United Kingdom)                                                   1,100,000         5,688      .04
SNT Group NV (Netherlands) (1)                                                       155,000         5,064      .04
Art'e SpA (Italy) (1)                                                                120,000         4,565      .03
Nippon Kanzai (Japan)                                                                308,800         4,516      .03
Bertrandt AG (Germany)                                                               435,000         3,538      .03
Pre-Paid Legal Services, Inc. (USA) (1)                                              100,000         3,231      .02
ALTEN SA (France) (1)                                                                 23,500         2,905      .02
Profit Recovery Group International, Inc. (USA) (1)                                  291,400         2,877      .02
Lorien PLC (United Kingdom)                                                          819,663         1,078      .01

INSURANCE  -  3.25%
Arthur J. Gallagher & Co. (USA) (2)                                                2,370,400       140,150      .99
Independent Insurance Group PLC                                                   13,940,000        72,700      .51
 (United Kingdom) (2)
Fidelity National Financial, Inc. (USA)                                            1,700,000        42,075      .30
HCC Insurance Holdings, Inc. (USA)                                                 2,000,000        40,625      .29
W.R. Berkley Corp. (USA)                                                           1,014,100        35,050      .25
Annuity and Life Re (Holdings), Ltd.                                               1,223,200        29,510      .21
 (USA - Incorporated in Bermuda)
Hilb, Rogal and Hamilton Co. (USA)                                                   500,000        20,844      .15
Topdanmark A/S (Denmark) (1)                                                       1,050,000        18,642      .13
E.W. Blanch Holdings, Inc. (USA) (2)                                                 860,000        17,845      .13
Horace Mann Educators Corp. (USA)                                                  1,000,000        16,375      .11
Zenith National Insurance Corp. (USA)                                                520,000        11,375      .08
RenaissanceRe Holdings Ltd. (USA)                                                    161,800        10,345      .07
Clark/Bardes Holdings, Inc. (USA) (1)                                                456,300         4,648      .03

HOTELS RESTAURANTS & LEISURE  -  3.22%
Extended Stay Amercia, Inc. (USA) (1,2)                                            6,190,000        82,018      .58
Cheesecake Factory Inc. (USA) (1,2)                                                1,808,250        78,207      .55
J D Wetherspoon PLC (United Kingdom)                                               8,404,935        38,246      .27
Vail Resorts, Inc. (USA) (1,2)                                                     1,761,300        35,666      .25
Bally Total Fitness Holding Corp. (USA) (1,2)                                      1,360,500        34,012      .24
Mandarin Oriental International Ltd. (Singapore)                                  43,000,000        27,950      .20
Ruby Tuesday, Inc. (USA)                                                           1,983,600        22,315      .16
Boca Resorts, Inc., Class A (USA) (1)                                              1,295,000        14,164      .16
Boca Resorts, Inc., Class A, 1997 Series (1,3)                                       500,000         5,469
Boca Resorts, Inc., Class A, 1999 Series (1,3)                                       231,730         2,535
American Classic Voyages Co. (USA) (1,2)                                           1,340,000        19,597      .14
Consolidated Products, Inc. (USA) (1,2)                                            1,718,750        13,750      .10
Luminar PLC (United Kingdom)                                                       1,300,000        12,628      .09
Elior (France) (1)                                                                 1,000,000        11,470      .08
Mandalay Resort Group (USA) (1)                                                      418,500        10,724      .07
Fitness First PLC (United Kingdom) (1)                                               530,000         8,907      .06
Scandic Hotels AB (Sweden)                                                           822,600         8,542      .06
Morton's Restaurant Group, Inc. (USA) (1,2)                                          415,000         8,404      .06
PizzaExpress PLC (United Kingdom)                                                    840,000         8,017      .06
NH Hoteles, SA (Spain) (1)                                                           450,000         5,265      .04
Four Seasons Hotels Inc. (Canada)                                                     60,500         4,495      .03
I T International Theatres Ltd. (Israel) (1)                                         375,000         3,525      .02

PHARMACEUTICALS  -  3.17%
Andrx Group (USA) (1)                                                              1,720,000       160,605     1.13
United Therapeutics Corp. (USA) (1,3)                                                780,000        68,152      .48
Medicis Pharmaceutical Corp., Class A (USA) (1)                                      925,000        56,888      .40
Dura Pharmaceuticals, Inc. (USA) (1)                                               1,350,000        47,756      .34
Pharmacyclics, Inc. (USA) (1,2,3)                                                    580,000        28,783      .33
Pharmacyclics, Inc. (1,2)                                                            350,000        17,369
CIMA LABS INC. (USA) (1,2)                                                           617,200        32,133      .23
InterMune Pharmaceuticals, Inc. (USA) (1)                                            301,600        16,362      .12
Generex Biotechnology Corp., units (Canada) (3,4)                                  1,079,000        11,869      .08
SuperGen Inc., warrants, expire 2002 (USA) (1,3,4)                                   336,600         3,348      .04
SuperGen Inc., warrants, expire 2002 (1,4)                                           231,800         2,384
Hollis-Eden Pharmaceuticals, Inc. (USA) (1,3)                                        261,006         2,349      .02
Scotia Holdings PLC (United Kingdom) (1)                                           1,301,049           461      .00

COMMUNICATIONS EQUIPMENT  -  3.08%
CoSine Communications Inc., Series D (USA) (1,3,4)                                 1,925,820        80,253      .80
CoSine Communications Inc., Series E (1,3,4)                                         797,098        33,217
Datacraft Asia Ltd (Singapore)                                                     9,358,851        77,678      .55
Gilat Satellite Networks Ltd. (Israel) (1)                                           420,000        32,287      .23
VTech Holdings Ltd. (Hong Kong) (2)                                               12,903,208        32,275      .23
Himachal Futuristic Communications Ltd. (India)                                    1,000,000        29,608      .21
Netgem SA (France) (1)                                                               380,000        17,582      .12
Nice Systems Ltd. (ADR) (Israel) (1)                                                 230,000        16,560      .12
Tollgrade Communications, Inc. (USA) (1)                                             100,000        13,881      .10
Teligent AB (Sweden) (1)                                                             830,000        11,894      .08
ITG Group PLC (Ireland) (1,2)                                                      1,408,455        11,757      .08
Toyo Communication Equipment Co., Ltd. (Japan)                                       922,000        10,290      .07
Allgon AB, Class B (Sweden)                                                          700,000         9,995      .07
ComROAD AG (Germany) (1)                                                             170,000         9,157      .06
MCK Communications, Inc. (USA) (1)                                                   350,000         7,919      .05
Sunrise Telecom, Inc. (USA) (1)                                                      240,500         6,929      .05
Proxim, Inc. (USA) (1)                                                               150,000         6,675      .05
Locus Co., Ltd. (South Korea) (1)                                                    236,104         6,014      .04
Microelectronics Technology, Inc. (Taiwan) (1)                                     1,741,800         5,144      .04
New Focus, Inc. (USA) (1)                                                             64,400         5,092      .04
Garnet Systems Co., Ltd (South Korea) (1)                                            877,722         3,983      .03
HighWave Optical Technologies (France) (1)                                            16,300         2,576      .02
Dynarc AB (Sweden) (1)                                                               266,400         1,521      .02
Dynarc AB (1,3)                                                                      183,600         1,049
Sewon Telecom Co., Ltd. (South Korea) (1)                                            390,000         1,840      .01
RTX Telecom A/S (Denmark) (1)                                                         30,000         1,396      .01

WIRELESS TELECOMMUNICATION SERVICES  -  2.06%
Tele Celular Sul Participacoes SA, preferred                                       1,364,900        40,947      .39
nominative (ADR) (Brazil) (2)
Tele Celular Sul Participacoes SA, ordinary                                    6,260,000,000        14,613
nominative  (2)
Tele Centro Oeste Celular Participacoes SA,                                        5,150,000        54,719      .39
preferred nominative (ADR) (Brazil)
Telemig Celular Participacoes SA, preferred                                          681,700        36,087      .25
nominative (ADR) (Brazil)
Tele Nordeste Celular Participacoes SA,                                              678,600        31,894      .22
preferred nominative (ADR) (Brazil)
Celular CRT SA, preferred nominative,                                             84,000,000        29,186      .21
Class A (Brazil) (1)
AirGate PCS, Inc. (USA) (1)                                                          528,400        23,712      .17
GLOBE TELECOM, Inc., Class A (Philippines) (1,4)                                   1,334,000        23,150      .16
Tele Norte Celular Participacoes SA,                                                 270,400        10,816      .08
preferred nominative (ADR) (Brazil)
Vimpel-Communications (ADR) (Russia) (1)                                             481,800         9,305      .07
iTouch PLC (United Kingdom) (1)                                                    8,400,000         7,818      .05
M-Cell Ltd. (South Africa)                                                         1,484,000         5,963      .04
WebLink Wireless, Inc. (USA) (1)                                                     500,000         3,844      .03
Keppel Telecommunications & Transportation                                           750,000           781      .00
 Ltd. (Singapore) (1)

COMPUTERS & PERIPHERALS  -  2.00%
Sotec Co. Ltd. (Japan) (1,3,4)                                                         4,297        57,508      .41
Acer Display Technology (Taiwan) (1,3)                                            35,475,000        56,070      .40
Universal Scientific Industrial Co., Ltd. (Taiwan) (1)                            27,040,600        28,407      .20
Alphameric PLC (United Kingdom) (2)                                                5,262,009        23,245      .16
NatSteel Electronics Ltd. (Singapore)                                              8,860,000        22,927      .16
Electronics for Imaging, Inc. (USA) (1)                                              850,000        21,462      .15
Optoma Corp. (Taiwan) (1,2)                                                        9,750,000        14,010      .10
Imagination Technologies Group PLC                                                 2,100,000        12,410      .09
 (United Kingdom) (1)
SecureNet Ltd. (Australia) (1)                                                     2,372,259        11,848      .08
Tandberg Television AS (Norway) (1)                                                1,604,000        11,402      .08
Primax Electronics Ltd. (Taiwan) (1)                                              14,563,214        11,253      .08
Guillemot Corp. (France) (1)                                                         160,000         7,629      .05
Trigem Computer Inc. (South Korea)                                                   269,660         3,289      .02
Yuxing Info Tech Holdings (Hong Kong)                                             10,800,000         2,217      .02

DIVERSIFIED FINANCIALS  -  1.89%
OM Gruppen AB (Sweden)                                                             2,686,800       115,507      .82
Metris Companies Inc. (USA)                                                          735,000        29,032      .20
Nissin Co., Ltd. (Japan) (2)                                                         575,000        22,900      .16
Atle AB, Class A (Sweden)                                                          1,590,000        21,960      .16
Mycal Card Inc. (Japan)                                                              826,700        17,611      .12
American Capital Strategies, Ltd. (USA)                                              550,000        13,028      .09
bmp AG (Germany) (1)                                                               1,582,000         8,423      .06
Federal Agricultural Mortgage Corp.,                                                 450,000         7,931      .06
Class C (USA) (1)
AB Novestra (Sweden) (1,2,3)                                                       1,495,000         7,917      .06
Beeson Gregory Group PLC (United Kingdom) (1)                                      1,705,600         7,358      .05
Johnnic Holdings Ltd. (formerly Johnnies                                             374,797         4,866      .03
Industrial Corp. Ltd.) (South Africa)
Medallion Financial Corp. (USA)                                                      275,000         4,623      .03
Grupo Financiero Galicia SA, Class B (ADR)                                           250,183         3,753      .03
(Argentina) (1)
Industrial Finance Corp. of Thailand                                              14,021,000         1,998      .01
(Thailand) (1)
Challenger International Ltd. (Australia) (1)                                        500,000         1,058      .01
Challenger International Ltd. (1)                                                     50,000            98

BEVERAGES  -  1.71%
Beringer Wine Estates Holdings, Inc.,                                                708,000        39,338      .28
Class B (USA) (1)
BRL Hardy Ltd. (Australia) (2)                                                     8,473,497        34,936      .25
Triarc Companies, Inc. (USA) (1)                                                     950,000        23,394      .16
Robert Mondavi Corp., Class A (USA) (1)                                              500,000        20,437      .14
Montana Group Ltd. (New Zealand) (2)                                              13,950,000        17,898      .13
Coca-Cola West Japan Co. Ltd. (Japan)                                                536,200        17,878      .13
Chukyo Coca-Cola Bottling Co., Ltd. (Japan)                                        2,025,000        17,442      .12
Kinki Coca-Cola Bottling Co., Ltd. (Japan)                                         1,650,000        17,422      .12
Mikuni Coca-Cola Bottling Co., Ltd. (Japan)                                        1,500,000        16,671      .12
Hokkaido Coca-Cola Bottling Co., Ltd. (Japan)                                      1,400,000        11,411      .08
Quilmes Industrial SA, nonvoting preferred                                         1,000,000        10,500      .07
 (ADR) (Argentina - Incorporated in Luxembourg)
Mikasa Coca-Cola Bottling Co., Ltd. (Japan)                                          815,000         5,963      .04
AL-Ahram Beverages Co. (GDR) (Egypt) (1)                                             240,000         3,432      .02
Petaluma Ltd. (Australia) (2)                                                      1,219,950         2,780      .02
Vitasoy International Holdings Ltd. (Hong Kong)                                    9,000,000         1,374      .01
Vina Concha y Toro SA (ADR) (Chile)                                                   29,000         1,073      .01
Simeon Wines Ltd. (Australia)                                                        703,320           878      .01

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.65%
Inhale Therapeutics Systems, Inc. (USA) (1,2,3)                                    2,000,000       112,750      .88
Inhale Therapeutic Systems, Inc. (1,2)                                               203,292        11,460
Caliper Technologies Corp. (USA) (1)                                                 260,000        15,064      .18
Caliper Technologies Corp. (1,3,4)                                                   200,000        10,429
Nobel Biocare AB (Sweden)                                                            840,500        20,947      .15
Coloplast A/S, Class B (Denmark) (1)                                                 340,000        14,085      .10
Aspect Medical Systems, Inc. (USA) (1,2)                                           1,117,000        13,823      .10
Anesta Corp. (USA) (1)                                                               376,800         8,666      .06
TriPath Imaging, Inc. (USA) (1)                                                      886,242         6,204      .04
JEOL Ltd. (Japan)                                                                    800,000         5,683      .04
Computer Motion, Inc. (USA) (1)                                                      434,900         4,131      .03
OrthoLogic Corp. (USA) (1)                                                         1,160,700         3,482      .02
Mentor Corp. (USA)                                                                   180,000         2,835      .02
PolyMedica Corp. (USA) (1)                                                            42,300         1,814      .01
Vision-Sciences, Inc. (USA) (1)                                                      984,500         1,354      .01
HemaSure Inc. (USA) (1,3)                                                            882,000         1,268      .01

HEALTH CARE PROVIDERS & SERVICES  -  1.55%
AmeriSource Health Corp., Class A (USA) (1)                                        1,050,000        49,350      .35
Triad Hospitals, Inc. (USA) (1)                                                    1,500,000        44,063      .31
Trigon Healthcare, Inc. (USA) (1)                                                    525,700        27,632      .20
Rhon-Klinikum AG, nonvoting preferred (Germany)                                      561,300        27,507      .19
Service Corp. International (USA)                                                 10,000,000        24,375      .17
LifePoint Hospitals, Inc. (USA) (1)                                                  650,000        23,075      .16
Accredo Health, Inc. (USA) (1)                                                       200,000         9,775      .07
ICON PLC (ADR) (Ireland) (1)                                                         351,900         6,334      .04
Grupo Casa Saba, SA de CV (formerly                                                  498,500         4,985      .04
Grupo Casa Autrey, SA de CV) (ADR) (Mexico) (1)
American Dental Partners, Inc. (USA) (1)                                             355,400         2,443      .02
Women First HealthCare, Inc. (USA) (1)                                               679,400           340      .00

CHEMICALS  -  1.25%
Cambrex Corp. (USA) (2)                                                            1,400,000        51,800      .37
OM Group, Inc. (USA)                                                               1,050,000        45,806      .32
Ferro Corp. (USA)                                                                  1,000,000        19,062      .13
SPARTECH Corp. (USA)                                                               1,000,000        15,563      .11
Arisawa Mfg. Co., Ltd. (Japan)                                                       418,000        12,776      .09
Georgia Gulf Corp. (USA)                                                           1,000,000        11,437      .08
Valspar Corp. (USA)                                                                  337,000         7,748      .06
RPM, Inc. (USA)                                                                      800,000         7,250      .05
Crompton Corp. (formerly CK Witco Corp.) (USA)                                       671,200         5,286      .04

IT CONSULTING & SERVICES  -  1.24%
Enea Data AB (Sweden) (2)                                                         10,021,000        57,753      .41
NEC Soft, Ltd. (Japan)                                                               198,100        27,522      .19
eLoyalty Corp. (USA) (1)                                                           1,543,200        19,676      .14
Aldata Solution Oyj (Finland) (1)                                                  2,228,000        17,332      .12
SAVVIS Communications Corp. (USA) (1)                                              1,458,800        13,129      .09
MKC-STAT Corp. (Japan) (1)                                                           560,000        11,203      .08
Scient Corp. (USA) (1,3)                                                             467,322         9,785      .07
Plaut AG (Germany) (1)                                                               510,000         9,687      .07
Brime Technologies, units (France) (1,4)                                              70,000         3,597      .02
Mogul.com Group AB (formerly Optosof AB)                                             403,000         2,427      .02
 (Sweden) (1)
Razorfish, Inc., Class A (USA) (1)                                                   230,000         2,376      .02
Kipling Holding AB (Sweden) (1)                                                       78,000           826      .01

REAL ESTATE  -  1.18%
Great Eagle Holdings Ltd. (Hong Kong)                                             24,386,901        37,850      .27
Corporacion Financiera Alba, SA (Spain)                                            1,070,694        27,086      .19
Newhall Land and Farming Co. (USA)                                                 1,000,000        23,520      .16
Cadiz Inc. (USA) (1,2)                                                             2,232,000        22,320      .16
Castellum AB (Sweden)                                                              1,514,286        15,647      .11
Unibail (France)                                                                      94,000        13,845      .10
IRSA Inversiones y Representaciones SA (Argentina)                                 3,345,000         7,698      .10
IRSA Inversiones y Representaciones SA (GDR)                                         265,500         6,107
Keppel Land Ltd. (Singapore)                                                       5,700,000         8,194      .06
Sponda Oyj (Finland)                                                               1,330,000         4,721      .03
GESCO Corp. Ltd. (India) (1)                                                             295          -         .00

MACHINERY  -  1.03%
Tubos de Acero de Mexico, SA (ADR) (Mexico)                                        2,735,747        45,824      .32
JOT Automation Group Oyj (Finland)                                                 6,162,600        36,459      .26
Yushin Precision Equipment Co., Ltd. (Japan)                                         493,100        35,851      .25
Senior PLC (United Kingdom)                                                        9,100,000         7,327      .05
Miura Co., Ltd. (Japan)                                                              500,000         6,451      .05
Roper Industries, Inc. (USA)                                                         150,000         4,978      .03
LTG Technologies PLC (United Kingdom) (1)                                          3,500,000         4,395      .03
AptarGroup, Inc. (USA)                                                               100,000         2,394      .02
Chen Hsong Holdings Ltd. (Hong Kong -                                              8,038,000         1,237      .01
Incorporated in Bermuda)
THK Co., Ltd. (Japan)                                                                 27,000         1,050      .01

ELECTRICAL EQUIPMENT  -  0.89%
CTS Corp. (USA)                                                                      960,000        48,600      .34
Littelfuse, Inc. (USA) (1)                                                         1,000,000        29,688      .21
Eneserve Corp. (Japan) (1)                                                           364,000        15,002      .11
Kingboard Chemical Holdings Ltd. (Hong Kong) (2)                                  27,720,000        12,089      .09
American Superconductor Corp. (USA) (1)                                              209,900        10,318      .07
Capstone Turbine Corp. (USA) (1)                                                      77,400         5,360      .04
Integrated Production and Test Engineering                                           121,000         2,970      .02
 (Belguim) (1)
Unicap Electronics Industrial Corp. (Taiwan) (1)                                   2,665,670         2,026      .01
Wus Printed Circuit Co., Ltd. (Taiwan) (1)                                               374          -         .00

ENERGY EQUIPMENT & SERVICES  -  0.89%
Rowan Companies, Inc. (USA) (1)                                                      825,200        23,931      .17
Newpark Resources, Inc. (USA) (1)                                                  2,010,000        18,592      .13
Patterson Energy, Inc. (USA) (1)                                                     520,000        17,875      .13
Enerflex Systems Ltd. (Canada)                                                       625,000        13,083      .09
Global Industries, Ltd. (USA) (1)                                                  1,000,000        12,500      .09
Cal Dive International, Inc. (USA) (1)                                               151,100         8,641      .06
UTI Energy Corp. (USA) (1)                                                           165,000         7,363      .05
Horizon Offshore, Inc. (USA) (1)                                                     350,000         6,169      .05
Maverick Tube Corp. (USA) (1)                                                        225,000         6,061      .04
Ensign Resource Service Group Inc. (Canada)                                          170,000         5,937      .04
Lone Star Technologies, Inc. (USA) (1)                                               125,000         5,769      .04

FOOD & DRUG RETAILING  -  0.69%
Sundrug Co., Ltd. (Japan)                                                            550,000        35,403      .25
Performance Food Group Co. (USA) (1)                                                 550,000        20,694      .15
Jean Coutu Group (PJC) Inc., Class A (Canada)                                      1,270,400        16,167      .11
Migros Turk TAS (Turkey)                                                         122,712,075        14,593      .10
Tsuruha Co., Ltd. (Japan)                                                            396,000         8,435      .06
Fyffes PLC (Ireland)                                                               3,943,000         2,681      .02

DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.62%
VersaTel Telecom International NV (Netherlands) (1)                                  772,500        17,803      .12
Intermedia Communications Inc. (USA) (1)                                             437,700        12,912      .09
Focal Communications Corp. (USA) (1)                                                 720,800        11,127      .08
Flashcom, Inc., convertible preferred,                                             1,638,432        10,764      .08
 Series B (USA) (1,3,4)
Flashcom, Inc. warrants (1,3,4)                                                            1       -
CESKE RADIOKOMUNIKACE,  AS (GDR)                                                     208,300         7,811      .06
(Czech Republic) (1)
Enitel ASA (Norway) (1)                                                              279,400         6,312      .05
Enitel ASA, warrants, expire 2004 (1,4)                                               46,250            85
CoreExpress, Inc., Series C, convertible                                             445,128         5,500      .04
preferred (USA) (1,3,4)
Cogent Communications, Inc., Series B,                                             1,098,901         5,000      .03
convertible preferred (USA) (1,3,4)
Highpoint Telecommunications Inc. (Canada) (1)                                     1,322,000         4,393      .03
Global Light Telecommunications Inc. (Canada) (1)                                    600,000         3,090      .02
Uecomm Ltd. (Australia) (1)                                                        2,700,000         2,344      .02

HOUSEHOLD DURABLES  -  0.44%
DFS Furniture Co. PLC (United Kingdom) (2)                                         5,682,700        27,244      .19
Fisher & Paykel Industries Ltd. (New Zealand) (2)                                  7,318,050        21,759      .16
Palm Harbor Homes, Inc. (USA) (1)                                                    648,906         8,922      .06
Plasmon PLC (United Kingdom) (1)                                                     950,000         3,677      .03

AUTO COMPONENTS  -  0.43%
Toyoda Machine Works, Ltd. (Japan)                                                 2,310,000        18,827      .13
Midas, Inc. (USA) (2)                                                              1,050,000        14,700      .11
Exedy Corp. (Japan)                                                                1,395,900        10,343      .07
Koito Manufacturing Co., Ltd. (Japan)                                              1,670,000         7,996      .06
Tower Automotive, Inc. (USA) (1)                                                     805,400         7,551      .05
Ituran Group (Israel) (1)                                                             49,445         1,195      .01

BANKS  -  0.38%
Imperial Bancorp (USA) (1)                                                           839,808        16,061      .11
Yapi ve Kredi Bankasi AS (Turkey)                                              2,173,600,000        15,705      .11
Fulton Financial Corp. (USA)                                                         790,510        15,662      .11
JCG Holdings Ltd. (Hong Kong - Incorporated                                        7,990,000         4,510      .03
 in Bermuda)
City National Corp. (USA)                                                             64,473         2,490      .02

METALS & MINING  -  0.36%
Arch Coal, Inc. (USA) (2)                                                          2,000,000        20,000      .14
Minmet PLC (Ireland) (1,2,3)                                                      23,810,527        11,960      .10
Minmet PLC (1,2)                                                                   5,350,000         2,687
Gabriel Resources Ltd. (Canada) (1,2)                                              4,700,000        10,776      .08
Arcon International Resources PLC (Ireland) (1)                                   11,798,000         1,917      .01
Bema Gold Corp. (Canada) (1,3)                                                     4,400,000         1,790      .01
Bema Gold Corp., warrants, expire 2001 (1,3,4)                                     2,200,000          -
Thistle Mining Inc. (Canada) (1,2)                                                 6,264,308        1,499       .01
Avocet Mining PLC (United Kingdom) (1,2,3)                                         2,750,000           731      .01
Avocet Mining PLC (1,2)                                                            1,100,000           293

FOOD PRODUCTS  -  0.36%
Hain Celestial Group, Inc. (formerly                                                 670,450        23,550      .17
Celestial Seasonings) (USA) (1)
IAWS Group PLC (Ireland)                                                           3,400,000        22,967      .16
PT Indofood Sukses Makmur Tbk (Indonesia) (1)                                     27,321,500         2,660      .02
Grupo Industrial Maseca, SA de CV,                                                   420,000         1,995      .01
Class B (ADR)  (Mexico)

MARINE  -  0.35%
Stolt-Nielsen SA, Class B (ADR) (Multinational)                                    1,040,000        20,020      .14
Odfjell ASA, Class B (Norway)                                                        445,000         6,474      .07
Odfjell ASA, Class A                                                                 214,320         3,189
Great Eastern Shipping Co. Ltd. (India) (2)                                       12,962,250         7,215      .06
Great Eastern Shipping Co. Ltd. (GDR) (2)                                            292,950           784
MIF Ltd. (Greece) (1,2)                                                              682,903         6,172      .04
Knightsbridge Tankers Ltd. (Bermuda)                                                 150,000         3,281      .02
Shipping Corp. of India Ltd. (India)                                               5,391,600         1,926      .01
Mosvold Shipping Ltd (Norway) (1)                                                  1,962,000           936      .01

INTERNET & CATALOG RETAIL  -  0.34%
School Specialty, Inc. (USA) (1,2)                                                 1,130,000        24,083      .17
Senshukai Co., Ltd. (Japan)                                                        1,786,600        11,500      .08
RedEnvelope, Inc., Series E, convertible                                           2,525,124         5,000      .04
preferred (USA) (1,2,3,4)
Webvan Group, Inc. (USA) (1,3)                                                     2,151,900         4,976      .03
Shop At Home, Inc. (USA) (1)                                                         580,000         1,414      .01
Chapters Online Inc. (Canada) (1)                                                    330,000           768      .01
Miadora, Inc., preferred, Series B (USA) (1,2,3,4)                                   602,410            57      .00
Miadora, Inc., preferred, Series C (1,2,3,4)                                         448,431            43

TRANSPORTATION INFRASTRUCTURE  -  0.29%
Grupo Aeroportuario del Sureste, SA de CV,                                         1,270,000        19,288      .14
Class B (ADR) (Mexico) (1)
Zhejiang Expressway Co. Ltd., Class H (China)                                     63,900,000        10,820      .08
International Container Terminal Services,                                        $5,905,000         5,521      .04
Inc., 1.75% convertible debentures 2004 (Philippines)
New World Infrastructure Ltd. (Hong Kong) (1)                                      5,000,000         4,746      .03

AIRLINES  -  0.26%
SkyWest, Inc. (USA)                                                                  625,000        32,032      .23
BRIT AIR Group (France) (2)                                                           81,650         4,614      .03

CONSTRUCTION & ENGINEERING  -  0.26%
Kyowa Exeo Corp. (Japan)                                                           3,150,000        36,118      .26

Other Industries - 1.71%
Mercury Computer Systems, Inc. (USA) (1)                                             913,100        25,395      .18
Intertape Polymer Group Inc. (Canada) (2)                                          1,500,000        20,344      .14
Polaroid Corp. (USA)                                                               1,500,000        20,156      .14
Bajaj Auto Ltd. (India)                                                            2,697,500        19,617      .14
Bajaj Auto Ltd. (GDR)                                                                 75,000           525
MEDION AG (Germany)                                                                  187,200        19,587      .14
United Energy Ltd. (Australia)                                                     9,200,000        16,271      .12
York International Corp. (USA)                                                       650,000        16,169      .11
MSC Industrial Direct Co., Inc., Class A (USA) (1)                                 1,000,000        15,250      .11
Dillard's, Inc., Class A (USA)                                                     1,090,000        11,581      .08
Mahindra & Mahindra Ltd. (GDR) (India)                                             1,795,948         6,735      .07
Mahindra & Mahindra Ltd.                                                             804,052         3,234
Sixt AG (Germany)                                                                    331,136         6,374      .07
Sixt AG, nonvoting preferred                                                         294,768         3,566
REMEC, Inc. (USA) (1)                                                                285,000         8,390      .06
Puerto Rican Cement Co., Inc. (USA)                                                  250,000         7,844      .06
Nadro, SA de CV, B Share (Mexico)                                                 13,262,773         7,724      .05
Australian Gas Light Co. (Australia)                                               1,300,000         7,215      .05
Apasco, SA de CV (Mexico)                                                          1,322,620         7,002      .05
China Merchants Holdings (International) Co.,                                      8,912,000         6,802      .05
 Ltd. (Hong Kong)
C. H. Robinson Worldwide, Inc. (USA)                                                 100,000         5,636      .04
EUROBIKE AG (Germany) (2)                                                            364,000         3,455      .02
PT Indah Kiat Pulp & Paper Corp. Tbk                                              20,707,000         2,775      .02
(Indonesia) (1)
Dickson Concepts (International) Ltd.                                              2,198,459         1,466      .01
(Hong Kong - Incorporated in Bermuda)
Kafus Industries Ltd. (Canada) (1)                                                   473,400            38      .00
Miscellaneous - 4.93%
Other equity securities in intial period                                                           699,090     4.93
 of acquisition
TOTAL EQUITY SECURITIES (cost: $9,646,917,000)                                                  12,981,042    91.61

                                                                                  Principal        Market  Percent
                                                                                     Amount         Value   of Net
SHORT-TERM SECURITIES                                                                  (000)         (000)  Assets
Corporate Short-Term Notes - 6.91%
Asset Securitization Corp. 6.49%-6.70%                                              $76,000       $75,428     .53%
due 10/2-11/16/2000 (3)
BMW US Capital Corp. 6.47%-6.48% due                                                  64,000        63,881      .45
10/3-10/12/2000
Abbey National North America 6.50%-6.53%                                              60,000        59,789      .42
due 10/11/2000-1/16/2001
AB Spintab 6.52%-6.54% due 10/16/2000-1/18/2001                                       55,000        54,409      .38
Halifax Group PLC 6.46%-6.49% due 10/17-11/17/2000                                    53,000        52,660      .37
FCE Bank PLC 6.50%-6.51% due 10/6/2000                                                50,000        49,946      .36
Societe Generale North America Inc.                                                   50,000        49,823      .35
 6.52%-6.53% due 10/16-10/23/2000
Alcatel SA 6.52%-6.53% due 10/20/2000 (3)                                             50,000        49,818      .35
Toyota Motor Credit Corp. 6.47%-6.48%                                                 50,000        49,813      .35
due 10/13-10/26/2000 (3)
Verizon Network Funding Corp. 6.48%-6.49%                                             50,000        49,798      .35
 due 10/17-11/17/2000
Barclays U.S. Funding Corp. 6.48% due 10/23/2000                                      50,000        49,793      .35
DaimlerChrysler NA Holdings 6.49%-6.50%                                               50,000        49,777      .35
due10/24-10/26/2000
TOTAL FINA SA 6.48% due10-25-2000 (3)                                                 50,000        49,775      .35
American Honda Finance Corp. 6.48%-6.50%                                              50,000        49,714      .35
 due 10/27-11/20/2000
KfW International Finance Inc. 6.46%-6.52%                                            50,000        49,640      .35
 due 10/16/2000-1/05/2001
Glaxo Wellcome PLC 6.48% due 11/14/2000 (3)                                           50,000        49,594      .35
Associates First Capital Finance BV 6.48%                                             27,000        26,951      .19
-6.49% due 10/10/2000
Panasonic Finance Inc. 6.51% due 10/2/2000 (3)                                        25,000        24,991      .18
Reseau Ferre de France 6.48% due 10/3/2000                                            25,000        24,986      .18
ANZ (Delaware) Inc. 6.47% due 10/13/2000                                              25,000        24,941      .18
Bank of Montreal 6.47% due 10/20/2000                                                 25,000        24,910      .17

Federal Agency Discount Notes - 2.27%
Fannie Mae 6.38%-6.44% due 10/5/2000-1/22/2001                                       120,000       118,781      .84
Freddie Mac 6.39%-6.415% due 10/17-12/14/2000                                        107,000       106,009      .75
Federal Home Loan Banks 6.37%-6.44%                                                   96,300        95,884      .68
due 10/4-12/27/2000

Non-U.S. Currency - 0.02%
New Taiwanese Dollar                                                              NT$81,535          2,603      .02
TOTAL SHORT-TERM SECURITIES   (cost: $1,303,761,000)                                             1,303,714     9.20
TOTAL INVESTMENT SECURITIES   (cost:$10,950,678,000)                                            14,284,756   100.81
Excess of payables over cash and receivables                                                     (114,055)      .81
NET ASSETS                                                                                     $14,170,701 100.00%

(1) Non-income-producing security.
(2) Represents an affiliated company as
    defined under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction;
    resale to the public may require
    registration or sale only to qualified
    institutional buyers.
(4) Valued under procedures establisehd
    by the Board of Directors.

ADR =  American Depositary Receipts
GDR = Global Depositary Receipts


See Notes to Financial Statements



EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE MARCH 31, 2000

Accredo Health
Administaff
aeco
AirGate
Allgon
American Superconductor
Annuity and Life Re
Applied Molecular Evolution
ARBOmedia.net
ARC International
Arch Coal
Art'e
Arthur J. Gallagher
ASAT Holdings
Ask Jeeves
Aspect Medical Systems
AudioDev
Aurora Biosciences
Avigen
BE Semiconductor Industries
bmp
Brime Technologies
Broadbase Software
Cal Dive Interntional
Capstone Turbine
Career Education
Celular CRT
Centillium Communications
Chieftain International
China Merchants Holdings
ChipPAC
Claims Direct
Cogent Communications
Coloplast
Commtouch Software
Compugen
ComROAD
Consolidated Stores
Control Delivery Systems
CoreExpress
Corixa
Crestar Energy
Critical Path
Cross Timbers Oil
Crown Media Holdings
Cumulus Media
Cybear Group
diCarta
Dillard's
Dogan Yayin
Dura Pharmaceuticals
E.W. Blanch Holdings
Elior
Embarcadero Technolgies
Enerflex Systems
Eneserve
Ensign Resource Service Group
Envoy Communications Group
EventSource.com
Exar
EXE Technologies
Exelixis
Ferro
Forbes Medi-Tech
Freedomland-ITN
Galileo Technology
Genencor International
Generex Biotechnology
Georgia Gulf
Global Industries
GLOBE TELECOM
GoTo.com
Great Eagle Holdings
Groupe
Grupo Aeroportuario del Sureste
Guillemot
Gulf Indonesia Resources
Gunnebo
Hana Microelectronics
HighWave Optical Technologies
Hilb, Rogal and Hamilton
Horace Mann Educators
Horizon Offshore
HS Resources
IAWS Group
Illumina
IM Internationalmedia
Impresa
Integrated Production and Test Engineering
InterMune Pharmaceuticals
Internet Pictures
Interwoven
Invitrogen
iTouch
JEOL
Keithley Instruments
Keppel Land
Keppel Telecommunications & Transportation
Key3Media Group
Kyowa Exeo
LifeMinders
Lone Star Technologies
LookSmart
LTG Technologies
Matrix Pharmaceutical
Maverick Tube
MCK Communications
MeetChina.com
Microelectronics Technology
MKC-STAT
MMC
Modalis Research Technologies
Mondo TV
Music Choice Europe
NEC Soft
Nelvana
NeoRx
Netgem
NetIQ
Neurobiological Technologies
New Focus
New World Infrastructure
NexMed
Numerical Technologies
O2Micro International
Orbiscom
Pan Jit International
Parthus Technologies
patsystems
Patterson Energy
Payless ShoeSource
PCA
Phoenix Satellite Television Holdings
Plasmon
Pogo Producing
Polaroid
POOLia
Power X
Proffice
Proxim
QuickLogic
RADVision
RADWARE
RedEnvelope
RenaissanceRe Holdings
RG Capital Radio
Robert Walters
Robotic Technology Systems
RPM
RTX Telecom
SA Jet Multimedia
Sanctuary Group
SAVVIS Communications
Scandinavia Online
SNT Group
SPARTECH
Sportsworld Media Group
Sunrise Telecom
SuSE Linux
Take-Two Interacitve Software
Tele Norte Celular Participacoes
Tetra Tech
Think Tools
Thistle Mining
Tioga Technoglies
Topdanmark
Toys "R" Us - Japan
Triarc
Tumblewood Communications
TV-Loonland
Uecomm
United Energy
UTI Energy
VCL Film + Medien
Versicor
Vimpel-Communications
VIVA Media
Vxtel
W.R.Berkley
webMethods
Woodland
Yamaichi Electronics
Zenith National Insurance
Zenrin
Ziff-Davis - ZDNet

EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE MARCH 31, 2000

Accrue Software
Acer Laboratories
Advanced Systems Automation
Aeroflex
Aether Systems
AHL Services
Alamosa PCS Holdingd
Alaska Air Group
Alloy Online
American National Can Group
AmSurg
Antena 3 de Television
Anzoil
APCOA Parking
Applied Materials
Applied Micro Circuits
Applied Optical Technologies
Apropos Technology
Artnet.com
Ashanti Goldfields
Atlantic Coast Airlines Holdings
ATMI
Banco de Galicia y Buenos Aires
Banco Rio de la Plata
Benor Tankers
BERU
Biodata Information Technology
BioMarin Pharmaceutical
Bombay
Boyds Collection
BPP Holdings
Brau und Brunnen
BreezeCOM
Bright Horizons Family Solutions
Bush Boake Allen
CacheFlow
Casella Waste Systems
Catena
CDL Hotels International
Centrais Eletricas de Santa Catarina
Cia.de Eletricidade do Estado do Rio de Janeiro
Classic Communications
Communication Network Interface
Computer Engineering & Consulting
Conexant Systems
Connecta
Crayfish
CuraGen
Cyber Com Consulting Group Scandinavia
Cymer
Data Communication System
DII Group
Diligentia
Disco
DuPont Photomasks
e4L
eBenX
eCollege.com
edel music
Efficient Networks
Effnet Group
Eimo Oyj
Elbit
Elcor
Elec & Eltek International
Emisphere Technologies
ENDEMOL Entertainment Holding
Espirito Santo Centrais Eletricas
eXchange Holdings
Extreme Networks
Filmes Lusomundo
Finisar
4M Technologies Holding
Framtidsfabriken
Frontline
Fuji Electronics
Futuris
Geest
GigaMedia
Global Tele-Systems
GP Strategies
Great Plains Software
Guinness Anchor
Haverty Furniture
HearMe.com
hi/fn
Honda Tsushin Kogyo
Hornbach Holding
Hutchison Telecommunications
IBA Technologies
Icon Medialiab International
InaCom
Industrial Credit and Investment
Inet Technologies
Integral Systems
interWAVE Communications International
iVillage
IXLA
JIT Holdings
Kaiser Aluminum
KCI Konecranes
Kiekert
Komatsu Electronic Metals
KorAm Bank
Kroll-O'Gara
Lands' End
Li & Fung
LibertyOne
Lindsey Morden Group
Livin' on the Edge
Macromedia
Mandamus
MarketWatch.com
MedQuist
National Computer Systems
NCO Group
Nocom
Norsk Lotteridrift
Northrock Resources
O'Reilly Automotive
P-Com
Paltek
Paramount Publishing Group
Park-Ohio Holdings
PETsMART
Philippine Gold
Photronics
Picvue Electronics
Piercing Pagoda
PILKOR Electronics
Pillar Property
PlanetRx.com
PMC-Sierra
Provident Bankshares
Quantum Effect Devices
Redstone Telecom
Regis
RemarQ Communities
Remedy
RHI
Sausage Software
SciQuest.com
Seminis
Shaw Industries
SIPEX
Solution 6 Holdings
Source Information Management
Spanish Broadcasting System
Stanley Furniture
Stewart Enterprises
Sylvan Learning Systems
Synstar
Talentum Oyj
Teekay Shipping
Thermedics
Thermo Fibertek
Tower Semiconductor
Transkaryotic Therapies
Travel24.com
Triton
Ugland International Holdings
UroCor
Varetis
Veeco Instruments
Ventana Medical Systems
Waterfront Shipping
WestPoint Stevens
Wolford Group
Xpedior
Zuken



SMALLCAP WORLD FUND
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2000

Assets:
Investment securities at market
 Unaffiliated issuers (cost: $9,022,933)                                $  11,488,416
 Affiliated issuers (cost: $1,927,745)                                      2,796,340   $14,284,756
Cash                                                                                          8,900
Receivables for --
 Sales of investments                                                          68,052
 Sales of fund's shares                                                        18,582
 Dividends and interest                                                         7,737        94,371
                                                                                         14,388,027

Liabilities:
Payables for --
 Purchases of investments                                                     175,205
 Repurchases of fund's shares                                                  29,576
 Management services                                                            7,707
 Other expenses                                                                 4,838       217,326
Net Assets at September 30, 2000                                                        $14,170,701

Total authorized capital stock--800,000,000 shares
Class A shares, $0.01 par value
 Net Assets                                                                             $14,098,083
 Shares outstanding                                                                     350,311,077
 Net asset value per share                                                                   $40.24
Class B shares, $0.01 par value
 Net Assets                                                                                 $72,618
 Shares outstanding                                                                       1,811,847
 Net asset value per share                                                                   $40.08

STATEMENT OF OPERATIONS
for the year ended September 30, 2000

Investment Income:
Income:
 Dividends (includes $13,366 from affiliates)                           $      73,823
 Interest                                                                      70,530   $   144,353

Expenses:
 Management services fee                                                       87,004
 Distribution expenses - Class A                                               35,699
 Distribution expenses - Class B                                                  213
 Transfer agent fee - Class A                                                  13,477
 Transfer agent fee - Class B                                                      27
 Reports to shareholders                                                          640
 Registration statement and prospectus                                            656
 Postage, stationery and supplies                                               2,681
 Directors' fees                                                                  166
 Auditing and legal fees                                                          101
 Custodian fee                                                                  3,522
 Taxes other than federal income tax                                              215
 Other expenses                                                                   351       144,752
 Net investment loss                                                                           (399)

Realized Gain and Unrealized Appreciation on Investments:
Net realized gain (including $616,157 net gain from affiliates)                           2,020,774
Net increase in unrealized appreciation on investments:
 Beginning of year                                                          2,008,296
 End of year                                                                3,334,098
  Net unrealized appreciation on investments                                              1,325,802
 Net realized gain and unrealized appreciation on investments                             3,346,576
Net Increase in Net Assets Resulting from Operations                                    $ 3,346,177


STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended
                                                                       September 30,
                                                                                2000          1999
Operations:
Net investment (loss) income                                            $        (399)  $     9,655
Net realized gain on investments                                            2,020,774       157,055
Net unrealized appreciation on investments                                  1,325,802     2,567,219
 Net increase in net assets resulting from operations                       3,346,177     2,733,929

Dividends and Distributions Paid to Shareholders:
Dividends from net investment income:
 Class A                                                                       (4,625)      (28,122)
 Class B                                                                          -             -
Distributions from net realized gain on investments:
 Class A                                                                     (186,549)     (403,091)
 Class B                                                                          -             -
 Total dividends and distributions                                           (191,174)     (431,213)

Capital Share Transactions:
 Proceeds from shares sold                                                  3,963,616     1,309,044
 Proceeds from shares issued in reinvestment of net
  investment income dividends and distributions of
  net realized gain on investments                                            183,491       415,013
 Cost of shares repurchased                                                (2,113,947)   (2,145,795)
 Net increase (decrease) in net assets resulting from                       2,033,160      (421,738)
  capital share transactions

Total Increase in Net Assets                                                5,188,163     1,880,978

Net Assets:
Beginning of year                                                           8,982,538     7,101,560
End of year (including distributions in excess of net
 investment income and undistributed net investment
 income: $(2,999) and $2,359, repsectively)                             $  14,170,701   $ 8,982,538


See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS
SMALLCAP World Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 2000, such non-U.S. taxes were $6,587,000.

Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $2,483,000 for the year ended September 30, 2000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of September 30, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $3,334,078,000; $4,698,694,000 related to appreciated securities and $1,364,616,000 related to depreciated securities. During the year ended September 30, 2000, the fund realized, on a tax basis, a net capital gain of $2,021,612,000 on securities transactions. In addition, the fund has deferred for tax purposes, to fiscal year ending September 30, 2001, the recognition of losses relating to non-U.S. currency transactions totaling $2,345,000 which were realized during the period November 1, 1999 through September 30, 2000.

Net losses related to non-U.S. currency transactions of $655,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $10,950,678,000 at September 30, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $87,004,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Board of Directors approved an amended agreement effective December 1, 2000. Additional breakpoints were added for net assets in excess of $17 billion, and annual rates were decreased for assets in excess of $17 billion. The Amended Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                             NET ASSET LEVEL (IN BILLIONS)
RATE                       IN EXCESS OF               UP TO
0.800%                     $0                         $1
0.700                      1                          2
0.670                      2                          3
0.650                      3                          5
0.635                      5                          8
0.625                      8                          13
0.615                      13                         17
0.605                      17                         21
0.600                      21                         27
0.595                      27

Distribution Expenses American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,282,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended September 30, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.30% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.30% annual expense limit is not exceeded. For the year ended September 30, 2000, aggregate distribution expenses were $35,669,000, or 0.27% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended September 30, 2000, aggregate distribution expenses were $213,000, or 1.00% of net assets attributable to Class B shares.

As of September 30, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $2,488,000 and $56,000, respectively.

TRANSFER AGENT FEE - A fee of $13,504,000 was incurred during the year ended September 30, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $388,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,677,077,000 and $7,563,569,000, respectively, during the year ended September 30, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended September 30, 2000, the custodian fee of $3,522,000 includes $215,000 that was paid by these credits rather than in cash.

The fund reclassified $334,000 from undistributed net investment income and $2,146,000 from undistributed net realized gains to additional paid-in capital for the year ended September 30, 2000, as a result of permanent differences between book and tax.

Net assets consisted of the following:

As of September 30, 2000, net assets consisted of the following:
                                                         (dollars in thousands)
Capital paid in on shares of beneficial interest         $               8,850,355
Distributions in excess of net investment income                           (2,999)
Accumulated net realized gain                                            1,989,247
Net unrealized appreciation                                              3,334,098
Net Assets                                               $              14,170,701


Capital share transactions in the fund were as follows:

                                                                         Year ended
                                                                 September 30, 2000
                                                                       Amount (000)           Shares
Class A Shares:
  Sold                                                             $      3,888,554       93,925,074
  Reinvestment of dividends and distributions                               183,491        5,078,543
  Repurchased                                                            (2,113,104)     (52,446,774)
   Net (decrease) increase in Class A                                     1,958,942       46,556,843
Class B Shares:
  Sold                                                                       75,062        1,832,770
  Reinvestment of dividends and distributions                                   -                -
  Repurchased                                                                  (843)         (20,923)
   Net increase in Class B                                                   74,219        1,811,847
Total net increase (decrease) in fund                              $      2,033,160       48,368,690



                                                                         Year ended
                                                                  September 30,1999
                                                                       Amount (000)           Shares
Class A Shares:
  Sold                                                             $      1,309,044       50,434,688
  Reinvestment of dividends and distributions                               415,013       17,698,049
  Repurchased                                                            (2,145,795)     (85,119,727)
   Net (decrease) increase in Class A                                      (421,738)     (16,986,990)
Class B Shares:
  Sold                                                                            -                -
  Reinvestment of dividends and distributions                                     -                -
  Repurchased                                                                     -                -
   Net increase in Class B                                                        -                -
Total net increase (decrease) in fund                              $       (421,738)     (16,986,990)



6. TRANSACTIONS WITH AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended September 30, 2000 is as follows:


                                                            Beginning
Company                                                        Shares           Purchases             Sales

Acer Laboratories(1)                                                -           8,957,000         8,957,000
Alloy Online(1)                                                     -             930,000           930,000
Alphameric                                                          -           5,262,009                 -
American Classic Voyages                                      600,000             740,000                 -
American Dental Partners(1)                                   443,000                   -            87,600
American Healthcorp(1)                                        522,000                   -           522,000
AmSurg(1)                                                     559,972                   -           559,972
Ando Electric                                                 484,000           1,216,000                 -
Anesta(1)                                                     740,000                   -           363,200
Antena 3 de Television(1)                                       1,500                   -             1,500
APCOA Parking(1)                                              120,800               1,888           122,688
Apex(1)                                                       875,000             300,000         1,175,000
Arch Coal                                                           -           2,000,000                 -
Arthur J. Gallagher                                                 -           2,370,400                 -
Aspect Medical Systems                                              -           1,117,000                 -
Atlantic Coast Airlines Holdings(1)                         1,268,000                   -         1,268,000
Avocet Mining                                               3,850,000                   -                 -
Bally Total Fitness Holding                                 1,160,500             200,000                 -
Baltimore Technologies                                      1,910,000          19,851,300                 -
Benor Tankers(1)                                            1,240,000                   -         1,240,000
Black Box                                                     878,000             405,000            65,000
BRIT AIR Group                                                 29,500              52,150                 -
BRL Hardy                                                   7,216,826           1,256,671                 -
Cabre Exploration                                           1,099,000                   -                 -
Cadiz                                                       2,232,000                   -                 -
Cairn Energy                                               11,000,000                   -                 -
Cambrex                                                     1,400,000                   -                 -
Castellum(1)                                                2,359,200           2,959,200         3,804,114
Cheesecake Factory                                          1,205,500             602,750                 -
Chieftain International                                       860,000             970,000           860,000
CIMA LABS                                                     617,200                   -                 -
Claims Direct                                                       -          12,048,625                 -
Communication Network Interface(1)                                  -           1,060,000         1,060,000
Computer Engineering & Consulting(1)                                -           1,145,000         1,145,000
Computer Motion(1)                                            434,900                   -                 -
Consolidated Products                                       1,562,500             156,250                 -
Cost Plus                                                     630,000             859,000           429,900
DFS Furniture                                               4,852,700             830,000                 -
diCarta                                                             -           1,650,165                 -
Digene(1)                                                     800,000                   -                 -
Documentum                                                  1,095,000             770,000           720,000
Elbit(1)                                                       50,000           1,082,500         1,132,500
Elec & Eltek International Holdings(1)                     52,905,000                   -        52,905,000
Enea Data                                                           -          12,381,400         2,360,400
Envoy Communications                                                -             996,000                 -
Etec Systems(1)                                             1,210,000                   -         1,210,000
EUROBIKE                                                      364,000                   -                 -
E.W. Blanch Holdings                                                -             860,000                 -
Extended Stay America                                       4,000,000           2,190,000                 -
Fidelity National Financial(1)                                      -           1,700,000                 -
Fisher & Paykel Industries                                  6,550,000             768,050                 -
Fuji Electronics(1)                                                 -             688,000           688,000
Gabriel Resources                                                   -           7,700,000         3,000,000
Genetronics Biomedical                                      1,650,000           1,650,000         1,650,000
GESCO(1)                                                            -           4,353,300         4,353,005
Giordano International(1)                                  42,954,000          23,938,000        19,016,000
Great Eastern Shipping                                     14,728,000             325,500         1,798,300
Great Plains Software(1)                                      700,000             310,000         1,010,000
Hain Celestial Group(1)                                       530,000                   -           530,000
Highpoint Telecommunications(1)                             1,322,000                   -                 -
HIT Entertainment(1)                                        1,053,420           4,213,680         2,000,000
HNC Software                                                1,675,198             436,302           365,500
Hollis-Eden Pharmaceuticals(1)                                555,556                   -           294,550
IDEXX Laboratories                                            825,000           1,356,300                 -
Imax(1)                                                     1,558,000                   -           679,000
Independent Insurance Group                                13,940,000                   -                 -
Infoteria                                                           -                 167                 -
Inhale Therapeutic Systems                                  1,101,646           1,203,292           101,646
Integra                                                        76,400           2,783,685                 -
International Energy Group                                  4,640,000                   -                 -
InternetStudios.com                                                 -             950,000                 -
Intertape Polymer Group                                     1,500,000                   -                 -
ITE Group(1)                                                9,608,800                   -                 -
ITG Group                                                           -           1,408,455                 -
Ivanhoe Energy                                                      -          16,490,400        10,000,000
Jo-Ann Stores                                               1,050,000                   -                 -
Kingboard Chemical Holdings                                         -          27,720,000                 -
Kipling Holding(1)                                                  -             234,000           156,000
Kokusai Electric(1)                                         4,675,000              30,000         1,705,000
Lasertec                                                      147,000             178,000                 -
Lions Gate Entertainment                                    1,884,134                   -                 -
Liquidation World(1)                                          450,000                   -           450,000
Littelfuse(1)                                               1,000,000                   -                 -
MarketWatch.com(1)                                                  -             772,500           772,500
Matrix Pharmaceutical                                               -           1,500,000                 -
MCSi                                                                -             777,300                 -
Miadora                                                       602,410             448,431                 -
Michaels Stores                                             1,400,000             494,600                 -
Micrel(1)                                                   2,422,000           1,047,000         1,475,000
Micronic Laser Systems                                        466,666             735,710                 -
Midas                                                         700,000             350,000                 -
MIF                                                           682,903                   -                 -
Minmet                                                     25,235,027           5,350,000         1,424,500
MMC Networks(1)                                             1,460,600             599,400         1,625,000
Momentum Business Applications(1)                             302,000                   -           302,000
Montana Group                                              13,950,000                   -                 -
Morton's Restaurant Group                                     415,000                   -                 -
Muse Prime Software                                                 -           1,770,000                 -
NeoPath(1)                                                  1,121,400                   -         1,121,400
NeoRx                                                               -           1,450,000                 -
Newfield Exploration                                        2,200,000             950,000           400,000
Nice Systems(1)                                               625,000                   -           395,000
Nissin                                                        250,000             325,000                 -
Nobel Biocare(1)                                            1,591,900                   -           751,400
AB Novestra                                                         -           1,495,000                 -
Novus Petroleum(1)                                          9,050,757           3,700,000         4,781,249
Optoma                                                              -           9,750,000                 -
OrthoLogic(1)                                               1,620,000                   -           459,300
P4 Radio Hele Norge                                           816,000             832,000                 -
Paladin Resources                                          11,270,998                   -                 -
Paramount Resources                                           638,100           2,710,100            98,200
PCA                                                                 -             507,000                 -
Petaluma Limited                                              689,950             530,000                 -
Pharmacyclics                                                 795,000             135,000                 -
Philippine Gold(1)                                          4,953,700          59,000,000        63,953,700
Photobition Group                                           4,278,070           2,000,000         1,078,070
Picvue Electronics(1)                                      17,990,000          20,301,000        38,291,000
Piercing Pagoda(1)                                            502,500                   -           502,500
PILKOR Electronics(1)                                               -             700,000           700,000
PMC-Sierra1                                                 3,270,000                   -         3,270,000
Power Integrations(1)                                         833,900           1,022,500         1,194,100
PSD Group                                                     978,000             650,000                 -
QuickLogic                                                          -           1,679,800           244,800
RadiSys(1)                                                    500,000             620,000           515,000
Ramco Energy(1)                                             1,297,000                   -                 -
RedEnvelope                                                         -           2,525,124                 -
Sapiens International(1)                                    1,015,000                   -                 -
SBS Broadcasting                                            1,021,550             595,450           160,000
School Specialty                                              500,000             630,000                 -
Senshukai(1)                                                1,195,000           1,900,000         1,308,400
Sharper Image                                                 775,000                   -                 -
Simeon Wines(1)                                             3,900,000              32,748         3,229,428
SIPEX(1)                                                    1,160,000                   -         1,160,000
Sunglass Hut International                                  3,200,000                   -                 -
SuSE Linux                                                          -              37,813                 -
Technology Nexus(1)                                                 -           1,005,000           167,500
Tele Celular Sul Participacoes                              1,284,900       6,260,080,000                 -
Thistle Mining                                                      -           6,264,308                 -
Too(1)                                                      1,775,000             108,100         1,083,100
Toyo Communication Equipment(1)                                     -           3,063,000         2,141,000
Trimble Navigation                                          1,450,000              11,500                 -
Ugland International Holdings(1)                            7,342,000           1,366,500         8,708,500
Unicap Electronics Industrial(1)                           18,037,505           5,118,655        20,490,490
United Therapeutics(1)                                              -           1,200,000           420,000
UroCor(1)                                                     600,000                   -           600,000
Vail Resorts                                                1,571,300             190,000                 -
ViroPharma(1)                                                 740,000                   -                 -
Vision-Sciences(1)                                            984,500                   -                 -
VTech Holdings                                             10,500,000           2,403,208                 -
Whitehall Jewellers(1)                                        510,000             405,000           150,000
Wolford Group(1)                                              324,000                   -           324,000
Wus Printed Circuit(1)                                     22,083,750           2,208,374        24,291,750
Yamaichi Electronics                                                -             791,000                 -



                                                                                               Market Value
                                                                                 Dividend     of Affiliates
                                                               Ending              Income        at 9/30/00
                                                               Shares                (000)             (000)

Acer Laboratories(1)                                                -                   -                 -
Alloy Online(1)                                                     -                   -                 -
Alphameric                                                  5,262,009                  74            23,245
American Classic Voyages                                    1,340,000                   -            19,597
American Dental Partners(1)                                   355,400                   -                 -
American Healthcorp(1)                                              -                   -                 -
AmSurg(1)                                                           -                   -                 -
Ando Electric                                               1,700,000                   -            26,656
Anesta(1)                                                     376,800                   -                 -
Antena 3 de Television(1)                                           -                   -                 -
APCOA Parking(1)                                                    -                   -                 -
Apex(1)                                                             -                   -                 -
Arch Coal                                                   2,000,000                 230            20,000
Arthur J. Gallagher                                         2,370,400               1,214           140,150
Aspect Medical Systems                                      1,117,000                   -            13,823
Atlantic Coast Airlines Holdings(1)                                 -                   -                 -
Avocet Mining                                               3,850,000                   -             1,024
Bally Total Fitness Holding                                 1,360,500                   -            34,012
Baltimore Technologies                                     21,761,300                   -           226,614
Benor Tankers(1)                                                    -                   -                 -
Black Box                                                   1,218,000                   -            56,789
BRIT AIR Group                                                 81,650                 331             4,614
BRL Hardy                                                   8,473,497                 811            34,936
Cabre Exploration                                           1,099,000                   -            11,320
Cadiz                                                       2,232,000                   -            22,320
Cairn Energy                                               11,000,000                   -            30,878
Cambrex                                                     1,400,000                 168            51,800
Castellum(1)                                                1,514,286                   -                 -
Cheesecake Factory                                          1,808,250                   -            78,207
Chieftain International                                       970,000                   -            20,067
CIMA LABS                                                     617,200                   -            32,133
Claims Direct                                              12,048,625                   -            48,062
Communication Network Interface(1)                                  -                   -                 -
Computer Engineering & Consulting(1)                                -                   -                 -
Computer Motion(1)                                            434,900                   -                 -
Consolidated Products                                       1,718,750                   -            13,750
Cost Plus                                                   1,059,100                   -            31,905
DFS Furniture                                               5,682,700               2,090            27,244
diCarta                                                     1,650,165                   -            10,000
Digene(1)                                                     800,000                   -                 -
Documentum                                                  1,145,000                   -            92,960
Elbit(1)                                                            -                   -                 -
Elec & Eltek International Holdings(1)                              -                   -                 -
Enea Data                                                  10,021,000                  47            57,753
Envoy Communications                                          996,000                   -             5,394
Etec Systems(1)                                                     -                   -                 -
EUROBIKE                                                      364,000                 193             3,455
E.W. Blanch Holdings                                          860,000                 158            17,845
Extended Stay America                                       6,190,000                   -            82,018
Fidelity National Financial(1)                              1,700,000                   -                 -
Fisher & Paykel Industries                                  7,318,050               1,645            21,759
Fuji Electronics(1)                                                 -                   -                 -
Gabriel Resources                                           4,700,000                   -            10,776
Genetronics Biomedical                                      1,650,000                   -             2,522
GESCO(1)                                                          295                   -                 -
Giordano International(1)                                  47,876,000                   -                 -
Great Eastern Shipping                                     13,255,200                 495             7,999
Great Plains Software(1)                                            -                   -                 -
Hain Celestial Group(1)                                             -                   -                 -
Highpoint Telecommunications(1)                             1,322,000                   -                 -
HIT Entertainment(1)                                        3,267,100                   -                 -
HNC Software                                                1,746,000                   -           142,845
Hollis-Eden Pharmaceuticals(1)                                261,006                   -                 -
IDEXX Laboratories                                          2,181,300                   -            58,350
Imax(1)                                                       879,000                   -                 -
Independent Insurance Group                                13,940,000               1,079            72,700
Infoteria                                                         167                   -             6,241
Inhale Therapeutic Systems                                  2,203,292                   -           124,210
Integra                                                     2,860,085                   -            31,316
International Energy Group                                  4,640,000                 370            15,784
InternetStudios.com                                           950,000                   -             5,652
Intertape Polymer Group                                     1,500,000                 135            20,344
ITE Group(1)                                                9,608,800                   -                 -
ITG Group                                                   1,408,455                   -            11,757
Ivanhoe Energy                                              6,490,400                   -            29,976
Jo-Ann Stores                                               1,050,000                   -             7,186
Kingboard Chemical Holdings                                27,720,000                 320            12,089
Kipling Holding(1)                                             78,000                   -                 -
Kokusai Electric(1)                                         3,000,000                   -                 -
Lasertec                                                      325,000                  52             7,104
Lions Gate Entertainment                                    1,884,134                   -             4,883
Liquidation World(1)                                                -                   -                 -
Littelfuse(1)                                               1,000,000                   -                 -
MarketWatch.com(1)                                                  -                   -                 -
Matrix Pharmaceutical                                       1,500,000                   -            23,344
MCSi                                                          777,300                   -            26,137
Miadora                                                     1,050,841                   -               100
Michaels Stores                                             1,894,600                   -            75,784
Micrel(1)                                                   1,994,000                   -                 -
Micronic Laser Systems                                      1,202,376                   -            36,458
Midas                                                       1,050,000                  77            14,700
MIF                                                           682,903                   -             6,172
Minmet                                                     29,160,527                   -            14,647
MMC Networks(1)                                               435,000                   -                 -
Momentum Business Applications(1)                                   -                   -                 -
Montana Group                                              13,950,000                 452            17,898
Morton's Restaurant Group                                     415,000                   -             8,404
Muse Prime Software                                         1,770,000                   -            17,558
NeoPath(1)                                                          -                   -                 -
NeoRx                                                       1,450,000                   -            33,687
Newfield Exploration                                        2,750,000                   -           128,391
Nice Systems(1)                                               230,000                   -                 -
Nissin                                                        575,000                 207            22,900
Nobel Biocare(1)                                              840,500                   -                 -
AB Novestra                                                 1,495,000                   -             7,917
Novus Petroleum(1)                                          7,969,508                   -                 -
Optoma                                                      9,750,000                   -            14,010
OrthoLogic(1)                                               1,160,700                   -                 -
P4 Radio Hele Norge                                         1,648,000                 191             9,081
Paladin Resources                                          11,270,998                   -             4,746
Paramount Resources                                         3,250,000                  17            29,913
PCA                                                           507,000                   -            14,557
Petaluma Limited                                            1,219,950                  80             2,780
Pharmacyclics                                                 930,000                   -            46,152
Philippine Gold(1)                                                  -                   -                 -
Photobition Group                                           5,200,000                 100            18,342
Picvue Electronics(1)                                               -                   -                 -
Piercing Pagoda(1)                                                  -                   -                 -
PILKOR Electronics(1)                                               -                   -                 -
PMC-Sierra1                                                         -                   -                 -
Power Integrations(1)                                         662,300                   -                 -
PSD Group                                                   1,628,000                 316            28,381
QuickLogic                                                  1,435,000                   -            23,678
RadiSys(1)                                                    605,000                   -                 -
Ramco Energy(1)                                             1,297,000                   -                 -
RedEnvelope                                                 2,525,124                   -             5,000
Sapiens International(1)                                    1,015,000                   -                 -
SBS Broadcasting                                            1,457,000                   -            58,007
School Specialty                                            1,130,000                   -            24,083
Senshukai(1)                                                1,786,600                   -                 -
Sharper Image                                                 775,000                   -            13,659
Simeon Wines(1)                                               703,320                   -                 -
SIPEX(1)                                                            -                   -                 -
Sunglass Hut International                                  3,200,000                   -            20,900
SuSE Linux                                                     37,813                   -            17,660
Technology Nexus(1)                                           837,500                   -                 -
Tele Celular Sul Participacoes                          6,261,364,900                 257            55,560
Thistle Mining                                              6,264,308                   -             1,499
Too(1)                                                        800,000                   -                 -
Toyo Communication Equipment(1)                               922,000                   -                 -
Trimble Navigation                                          1,461,500                   -            32,701
Ugland International Holdings(1)                                    -                   -                 -
Unicap Electronics Industrial(1)                            2,665,670                   -                 -
United Therapeutics(1)                                        780,000                   -                 -
UroCor(1)                                                           -                   -                 -
Vail Resorts                                                1,761,300                   -            35,666
ViroPharma(1)                                                 740,000                   -                 -
Vision-Sciences(1)                                            984,500                   -                 -
VTech Holdings                                             12,903,208               2,213            32,275
Whitehall Jewellers(1)                                        765,000                   -                 -
Wolford Group(1)                                                    -                   -                 -
Wus Printed Circuit(1)                                            374                   -                 -
Yamaichi Electronics                                          791,000                  44            19,268

Total                                                                             $13,366        $2,796,340


(1)  Unaffiliated issuer at 9/30/2000





PER-SHARE DATA AND RATIOS (1)
                                                                                                               Net
                                                                        Net asset                    gains/(losses)
                                                                            value,         Net        on securities
                                                                         beginning   investment      (both realized
Year ended                                                                 of year       income     and unrealized)
Class A:
2000                                                                         $29.57    $.00 (2)          $11.29 (2)
1999                                                                          22.14          .03                8.78
1998                                                                          30.72          .07              (6.10)
1997                                                                          26.92          .10                6.17
1996                                                                          26.11          .17                3.32

Class B:
2000                                                                          47.11  (0.12) (2)          (6.91) (2)


                                                                                      Dividends
                                                                       Total from    (from net        Distributions
                                                                        investment   investment       (from capital
Year ended                                                              operations      income)              gains)
Class A:
2000                                                                         $11.29       $(.02)              $(.60)
1999                                                                          8.81         (.09)              (1.29)
1998                                                                         (6.03)        (.05)              (2.50)
1997                                                                          6.27         (.12)              (2.35)
1996                                                                          3.49         (.23)              (2.45)

Class B:
2000                                                                         (7.03)           -                   -



                                                                                     Net asset
                                                                             Total   value, end              Total
Year ended                                                           distributions      of year              return
Class A:
2000                                                                         $(.62)       $40.24              38.42%
1999                                                                         (1.38)        29.57               41.42
1998                                                                         (2.55)        22.14             (20.70)
1997                                                                         (2.47)        30.72               25.41
1996                                                                         (2.68)        26.92               15.21

Class B:
2000                                                                             -         40.08             (14.92)

                                                                                      Ratio of            Ratio of
                                                                       Net assets,     expenses          net income
                                                                       end of year   to average          to average
Year ended                                                           (in millions)   net assets          net assets
Class A:
2000                                                                       $14,098         1.10%                  -
1999                                                                          8,983         1.09                0.12
1998                                                                          7,102         1.06                0.27
1997                                                                          9,256         1.07                0.40
1996                                                                          6,607         1.09                0.68

Class B:
2000                                                                             73    1.84 (3)               - (3)


                                                                         Portfolio
                                                                          turnover
Year ended                                                                    rate
Class A:
2000                                                                     62.71%(4)
1999                                                                          50.06
1998                                                                          44.31
1997                                                                          42.21
1996                                                                          42.88

Class B:
2000                                                                     62.71 (4)

(1) The periods 1996 through 2000 represent fiscal years ended September 30. The period ended
    2000 represents, for Class B shares, the 199-day period ended September 30, 2000.
    Class B shares were not offered before
    March 15, 2000. Total return for class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate
    (equivalent for all share classes) for the year ended Septmeber 30, 2000.



Independent Auditors' Report

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc., including the investment portfolio, as of September 30,2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000, for Class B shares. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000, for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 31, 2000




SMALLCAP World Fund, Inc.
2000 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended September 30, 2000, the fund paid a long-term capital gain distribution of $186,549,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

Results of Shareholders Meeting
held september 12, 2000/1/

Class A Shares Outstanding on July 7, 2000               350,049,685

Class B Shares Outstanding on July 7, 2000               1,105,262

Total Shares Voting on June 20, 2000                     190,182,805                    (54.2%)


/1/Consolidated results; votes were tabulated separately by Class.
Proposal 1
Election of Directors

                                                                Percent of                        Percent of

                                              Votes             Shares          Votes             Shares

Director                                      For               Voting For      Withheld          Withheld

Joseph C. Berenato                            187,084,250       98.4%           3,098,555         1.6%

Richard G. Capen, Jr.                         186,871,571       98.3            3,311,234         1.7

H. Frederick Christie                         187,033,056       98.3            3,149,749         1.7

Gordon Crawford                               187,375,323       98.5            2,807,482         1.5

Alan Greenway                                 186,870,086       98.3            3,312,719         1.7

E. Graham Holloway                            187,197,303       98.4            2,985,502         1.6

Leonade D. Jones                              186,944,780       98.3            3,328,025         1.7

William H. Kling                              187,280,254       98.5            2,902,551         1.5

Norman R. Weldon                              187,209,632       98.4            2,973,173         1.6

Gregory W. Wendt                              187,385,335       98.5            2,797,470         1.5

Patricia K. Woolf                             187,208,424       98.4            2,974,381         1.6


Proposal 2
Approval of the elimination or revision of certain of the Fund's fundamental investment policies:
a) revise the restriction regarding lending activities
b) revise and reclassify the restriction regarding purchasing securities of other investment companies
c) revise and reclassify the restriction regarding illiquid/restricted securities
d) eliminate the restriction regarding pledging assets
e) eliminate the restriction regarding affiliated ownership
f) eliminate the restriction regarding unseasoned issuers
g) eliminate the restriction regarding oil, gas or mineral exploration
Proposal 3
Ratification of Accountants
Proposal 2

                            Percent of                         Percent of                                  Percent of

         Votes              Shares            Votes            Shares               Abstentions            Shares

         For                Voting For        Against          Voting Against                              Abstaining

a        132,167,915        89.3%             7,258,369        4.9%                 8,605,610              5.8%

b        133,820,895        90.4              5,731,921        3.9                  8,479,078              5.7

c        131,522,216        88.8              7,561,370        5.1                  8,948,308              6.1

d        131,362,450        88.7              7,682,813        5.2                  8,986,631              6.1

e        131,549,248        88.9              7,425,648        5.0                  9,056,998              6.1

f        131,621,426        88.9              7,450,871        5.0                  8,959,597              6.1

g        132,287,785        89.4              7,213,887        4.9                  8,530,222              5.7


(Broker Non-Votes = 42,150,911)
Proposal 3

         183,166,684        96.3              1,634,555        .9                   5,381,566              2.8








The American Funds Group(r)
BOARD OF DIRECTORS

Joseph C. Berenato
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer, Ducommun Incorporated

Ambassador Richard G. Capen, Jr.
Rancho Santa Fe, California
Corporate director and author; former United
States Ambassador to Spain; former Vice
Chairman of the Board, Knight-Ridder, Inc.;
former Chairman of the Board and Publisher, The Miami Herald

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

Gordon Crawford
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

E. Graham Holloway
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

Leonade D. Jones
Burlingame, California
Chief Financial Officer and Secretary,
VentureThink, LLC; former Treasurer,
The Washington Post Company

William H. Kling
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Radio
(now Public Radio International)

Norman R. Weldon, Ph.D.
Evergreen, Colorado
Managing Director, Partisan
Management Group, Inc.;
former Chairman of the Board,
Novoste Corporation

Gregory W. Wendt
San Francisco, California
President of the fund
Senior Vice President,
Capital Research Company

Patricia K. Woolf, Ph.D.
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University

Alan Greenway, a founding Director of the fund, will be retiring from the Board at the end of 2000. The Directors wish to thank him for his years of dedicated service and numerous contributions to the fund.


OTHER OFFICERS

Vincent P. Corti
Los Angeles, California
Vice President of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

J. Blair Frank
Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

Jonathan Knowles, Ph.D.
London, England
Vice President of the fund
Vice President, Capital Research Company

Chad L. Norton
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

David A. Pritchett
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company


Sheryl F. Johnson
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  BDC/L/4884
Lit. No. SCWF-011-1100